Exhibit 10.1

STRATEGIC SUPPLIER ALLIANCE AGREEMENT – CONTRACT MANUFACTURING EMEA

GE HEALTHCARE

GE Healthcare entity (“GEHC”)	Other Party (the “Supplier”)
GE Healthcare Bio-Sciences AB	Repligen Corporation
Address	Address
Björkgatan 30, 751 84 Uppsala, Sweden	41 Seyon Street Building #1 suite 100
Registration number	Waltham, MA 02453 USA
556108-1919	Registration number

AGREEMENT	GEHC REF:

The Parties hereby agree that the following terms and conditions shall apply:

A.	Purpose

GEHC and the Supplier are entering into this Agreement for the outsourcing by GEHC of the manufacture of the Products by the Supplier. Pursuant to the terms and condition of this Agreement, the Supplier shall manufacture and sell to GEHC, and GEHC shall purchase from the Supplier the Products meeting the specifications referred to in Attachment C (the “Products”) in such amounts as GEHC may order from time to time on the terms and conditions set out in this Agreement. GEHC shall pay the price of the Products specified in Attachment C (the “Prices”).

B.	Documents

The following attachments are an integral part of this Agreement (the “Attachments”). The provisions of each Attachment shall be incorporated by reference into and deemed to be part of this Agreement. The order of precedence shall be as follows, unless otherwise agreed:

QUALITY & INTEGRITY TERMS

Attachment A - Supplier Quality Requirements

Attachment B - Supplier Integrity Statement

BUSINESS TERMS

Attachment C - Products, Prices, Specifications (if any),

Attachment D - Business Terms

GENERAL TERMS

Attachment E - General Terms and Conditions

TECHNICAL TERMS

Attachment F - GEHC Production Know-How

C.	Term

Effective Date: 2010-01-01

Agreement Term: This Agreement shall commence on the Effective Date and, subject to the rights of termination in clause 16 of Attachment E, shall continue for a period of five (5) years. The Parties shall negotiate eighteen (18) months prior to the expiration of the Term to decide whether to renew this Agreement.

This Agreement has been duly executed by each of the Parties

Signed for and on behalf of GEHC		Signed for and on behalf of the Supplier

Signature	/s/ Peter Ehrenheim	Signature	/s/ Walter C. Herlihy

Name (capitals)	PETER EHRENHEIM	Name (capitals)	WALTER C. HERLIHY

Title	President and CEO	Title	President and CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Attachment A

Purchased Material Quality Terms

Supplier Name: Repligen Corporation

Version No.:

The Parties are committed to quality in the performance of this Agreement. Accordingly, all Products shall conform to the Purchased Material Quality Requirements set forth below.

Applicable To All Suppliers:

Section 1 - Quality Systems: The Supplier shall maintain a documented quality system, and the Supplier shall be in compliance with ISO 9001 or equivalent. Key components of a robust quality system are properly implemented quality procedures for collection and processing defects (parts or services), appropriate statistical techniques to analyze defects and identifying opportunities for corrective and preventive actions, along with evidence of validation that actions are effective in eliminating and preventing further defects. Upon request from GE Healthcare, the Supplier shall provide documented corrective action plans to prevent future deviations from the specification within thirty (30) days from receiving a corrective action request from GE Healthcare.

To ensure products and services provided to GE Healthcare shall meet or exceed GE Healthcare requirements, GE Healthcare may audit the Supplier’s quality system at periodic intervals upon 30 days written advance notification, to inspect and observe the Supplier’s manufacture of Products, to audit the Supplier’s quality control and inspection procedures, and to have access to all data and documentation from such control of the Products and to take samples and make such other investigations as GEHC deems necessary. The Supplier shall reserve the right for GEHC to perform such inspections on the premises of subcontractors engaged by the Supplier, such inspections to be scheduled by the Supplier following reasonable prior notice by GEHC and to be carried out jointly by representatives of both Parties and at the sole expense of GEHC. GEHC’s right of inspection under this head shall not diminish the Supplier’s obligation to deliver Products which comply with the specifications of this Agreement. GE Healthcare may also request periodic, joint quality assurance meetings at the Supplier’s facility to discuss and resolve product quality and reliability issues.

Section 2 - Quality Record Retention: If the Supplier is required to perform acceptance activities per GE Healthcare written agreement or purchase specification, the Supplier shall maintain records of the acceptance activities for the services performed and/or products and services delivered to GE Healthcare. These records may include as appropriate test/inspection criteria, revision level of documents/equipment/software used, operating procedures (planning, routing or traveler sheets), dates of test/inspection, and the results. The records required shall be retained until GE Healthcare notifies the Supplier that the product life has ended or for a minimum of ten (10) years, whichever is longer, unless the required records are submitted to GE Healthcare by written agreement or purchase specification.

Section 3 - Compliance: The Supplier shall comply with the terms of the Purchase Order or purchase agreement with GE Healthcare (“Agreement”). The Supplier shall maintain compliance with any and all laws and government regulations that apply in the manufacturing and delivery of its products or services. Such laws may include, but are not limited to, regulations and directives, labor laws, environmental laws, Custom Trade Partnership Against Terrorism (CTPAT) and product safety laws. The Supplier shall provide GE Healthcare all information requested that is necessary to enable GE Healthcare to comply with the laws and regulations applicable to the GE Healthcare sale and use of GE Healthcare products. As per GE Healthcare purchase specifications or for OEM (Original Equipment Manufacturer) items, the Supplier shall maintain compliance to industry standards and product listings for all Products delivered to GE Healthcare.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Section 4 - Change Notification: Changes proposed by Supplier, both material and process or software changes, which may affect form, fit, function, reliability, serviceability, performance, functional interchangeability, regulatory compliance, safety, options or spare parts interchangeability or interface capability with GE Healthcare Product must be submitted along with a written change notice, for GE Healthcare approval. This includes, but is not limited to, changes of sources of material and parts, changes in manufacturing processes, test procedures, manufacturing locations, relocation or replacement of equipment and any similar changes that are anticipated by Sub-Suppliers. Items affected by such changes may not be delivered to GE Healthcare until the Supplier has received written approval for the changes from GE Healthcare. At minimum, the change notice must include the Supplier’s affected part number or software revision, date of implementation, serial number effectivity of the assembly that is changed, reason for the change, specific details of the change and, if available, supporting data that demonstrates that part reliability has not been impacted negatively. The change must not be implemented without prior written consent from GE Healthcare, which shall not be unreasonably withheld. In addition, GE Healthcare has the right to request samples for evaluation prior to approval by GE Healthcare of such changes.

Section 5 - Specifications: The Supplier is responsible to meet or exceed the part requirements and Specifications as referenced in the Agreement. The Supplier is accountable to ensure that delivered items meet the requirements of the revisions and/or versions specified on the applicable Agreement.

The Supplier shall ensure that GE Healthcare documentation is controlled and distributed with the correct revision level to the appropriate personnel that produce the product for GE Healthcare. The Supplier shall also ensure that all GE Healthcare documentation is treated as proprietary and confidential.

For GE Healthcare designed Products, the Supplier is responsible for ensuring that all applicable GE Healthcare documentation is provided to all of the Supplier’s Sub-Suppliers involved in the supply of product for GE Healthcare. The Supplier shall ensure that both they and their Sub-Suppliers that use GE Healthcare engineering documentation are maintained in compliance with all accepted Engineering Change Requests/Engineering Change Orders issued by GE Healthcare.

Upon request from GE Healthcare, the Supplier shall ensure that part qualification is conducted and documents are submitted as required. The part qualification requirements shall be determined by GE Healthcare and shall consist of at a minimum a part layout plan, capability study, and a process control plan.

Section 6 - Electrostatic Discharge: IF ELECTROSTATIC DISCHARGE (ESD) SENSITIVE DEVICES ARE SUPPLIED TO GE HEALTHCARE, THE SUPPLIER MUST HAVE AN ACTIVE ESD PROGRAM AND USE PROPER ESD HANDLING AND PACKAGING PROCEDURES. APPLICABLE COMPONENTS INCLUDE CIRCUIT BOARDS, ELECTRONIC ASSEMBLIES WITH EXPOSED COMPONENTS OR CONNECTORS, SEMI-CONDUCTORS AND ANY OTHER DEVICES THAT MAY REQUIRE ESD PROTECTION. SUPPLIERS MUST MAINTAIN RECORDS OF THE TESTING DONE AND TRAINING PROVIDED.

Section 7 - Packaging and Shipping Methods: The Supplier shall provide packaging and shipping methods to prevent cosmetic, mechanical and electrical damage to the Product. The Supplier shall meet or exceed the detailed specifications of the GE Healthcare packaging requirements found in the Specification

Section 8 - Order of Precedence: This attachment A shall be an addendum to the Strategic Supplier Alliance Agreement (SSAA) between Supplier and GE Healthcare. Any conflict between this Attachment A and the other Attachments of the SSAA regarding the minimum material quality requirements shall be resolved pursuant to the latter. Any conflict between this Attachment A and the Purchase Order regarding the minimum material quality requirements shall be resolved pursuant to the terms of this Attachment A.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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By signing below, you agree to the terms hereof and consent to meet all requirements that apply for any and all products and services provided to GE Healthcare.

Agreed to and Accepted by Supplier

Signature:	/s/ Daniel P. Witt, PhD

Printed Name:	Daniel P. Witt, PhD

Title:	Vice President, Operations

Date:	2/2/2010

Supplier Name:	Repligen Corporation

Agreed to and Accepted by the General Electric Company on Behalf of its Division, GE Healthcare

Signature:	/s/ Peter Ehrenheim

Printed Name:	Peter Ehrenheim

Title:	President and CEO

Date:	1/27/2010

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Attachment B

Supplier Integrity Statement

Supplier Integrity, Business Conduct, and Compliance Requirements

A.	Supplier agrees (a) to comply with all applicable legal, as well as GEHC policy, requirements (including those relating to labor, the environment, health and safety, wages, hours and conditions of employment, occupational safety, discrimination, sexual harassment, immigration, minority owned businesses, intellectual property rights and improper payments); (b) that Supplier is responsible for ensuring that Supplier’s employees, contractors, representatives and sub-suppliers understand and comply with the same legal and GEHC policy requirements; and (c) that the requirements referenced in (a) and (b) above include the following:

(1)	Code of Conduct. Maintain and enforce written company policies requiring high ethical conduct and strict adherence to lawful business practices, including a prohibition against bribery of government officials.

(2)	Labor Matters.

(i)	Employ only workers above the applicable minimum age requirement or the age of 16 whichever is higher.

(ii)	No use of forced, prison or indentured labor, workers subject to any form of compulsion or coercion, or labor in violation of minimum wage, hour of service, or overtime laws in the country of manufacture, and prohibit physical, sexual or psychological harassment or coercion.

(iii)	Allow workers to freely choose whether to organize or join associations for the purpose of collective bargaining as provided by local law.

(iv)	Assure that workers are hired, paid and otherwise subject to terms and conditions of employment based on their ability to do the job, not on the basis of their personal characteristics such as race, national origin, sex, religion, ethnicity, disability, maternity, age, and other characteristics protected by local law; provided, however, that the foregoing does not bar compliance with affirmative preferences that may be required by local law.

(3)	Environmental Compliance. Comply with all applicable environmental laws and regulations, including: (i) maintaining and enforcing written and comprehensive environmental management programs that are subject to periodic audit by GEHC or its representatives; (ii) continuing compliance with all required environmental permits; and (iii) strictly not negligently permitting any discharge to the environment in violation of law, or that would otherwise have an adverse impact on the environment.

(4)	Health & Safety. Provide workers with a safe workplace that complies with applicable health and safety standards as well as appropriate living conditions.

(5)	Improper Payments and Business Dealings. Not offer or provide, directly or indirectly, anything of value (including cash, illegal political contributions, bribes or kickbacks or other improper payments) to any GEHC employee, representative, customer, government official, or other third party in connection with any GEHC procurement, transaction or business dealing. Prohibitions include offering or providing (directly or indirectly): (i) any consulting, employment or similar position to any GEHC employee (or their family member or significant other) involved with a GEHC procurement; (ii) GEHC employees and representatives with any gifts, other than gifts of nominal value to commemorate or recognize a particular GEHC-supplier business transaction or activity; and/or (iii) GEHC employees and/or representatives with the opportunity to participate in any contest, game or promotion. In addition to the foregoing, comply with all applicable laws of the United States and other countries relating to such matters.

(6)	Business Entertainment of GEHC Employees and Representatives. Comply with the business entertainment (including travel and living) policies established by GEHC and which govern GEHC employees and representatives, including understanding those business entertainment policies of the applicable GEHC component or operation before offering or providing any GEHC employee or representative any form of business entertainment. Never offer to a GEHC employee or representative any form of business entertainment under circumstances that would create the appearance of an impropriety.

(7)	Collusive Conduct and GEHC Procurements. Comply with all applicable competition laws, including, but not limited to: (i) not engage in prohibited communications or enter into agreements with competitors that can affect competition; (ii) not share or exchange any price, cost or other competitive information, nor engage in any other collusive conduct with any other third party supplier or bidder to GEHC with respect to any proposed, pending or current GEHC procurement; and (iii) avoid even the appearance of improper conduct.

(8)	Intellectual & Other Property Rights. Respect the intellectual and other property rights of others, including GEHC’s. Only use GEHC information and property (including tools, drawings and specifications) for the purpose for which they are expressly provided and for no other purposes. Take all necessary steps to safeguard and maintain the confidentiality of GEHC proprietary information, including maintaining it in confidence, only in secure work areas, and not disclose it to any third parties without the prior written permission of GEHC. Only transmit GEHC information over the Internet on an encrypted basis. Observe and respect all GEHC patents, trademarks, trade secrets, and copyrights, as well as comply with such restrictions or prohibitions on their use as GEHC may from time to time establish.

(9)

Export and International Trade Controls & Customs Matters. Comply with all applicable import and export control laws and regulations, including those of the United States, and not transfer GEHC technical information to any third party

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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without the express prior written permission of GEHC. Without limitation to the foregoing: (i) comply with all applicable export controls laws and regulations in the export or re-export of GEHC technical information, including any restrictions on access and use applicable to non-U.S. nationals; (ii) ensure that all invoices and any customs or similar documentation submitted to GEHC or governmental authorities in connection with transactions involving GEHC accurately describe the goods and services provided or delivered and the price thereof; and (iii) not participate in any boycotts or restrictive trade practices prohibited by U.S. laws. Supplier will also obtain all applicable permits and licenses necessary to perform its obligations under this Agreement, and upon GEHC’s request, will provide GEHC with copies of such permits and licenses. Where Products contain United States components, Supplier will also provide GEHC with details of the United States content value as a percentage of the Product price upon GEHC’s request. Additionally and upon request, Supplier will provide ECCN and Harmonized Tariff numbers assigned to Products.

(10)	Privacy. With respect to data and personal information (including information of GEHC employees, its customers, suppliers, business partners, and patient health information handled and processed on behalf of its customers) (collectively, “PI”): (i) comply with all applicable privacy and data protection laws globally, or generally acceptable privacy principles where comprehensive privacy laws are not available; (ii) report any improper use or disclosure of PI, as well as successful security breaches, immediately upon becoming aware; (iii) ensure that any employees, contractors, representatives and sub-suppliers to whom it provides PI and/or access to information systems, agree to the same restrictions and conditions set forth herein; (iv) facilitate audits by making its internal practices, books and records relating to the use and disclosure of PI available to GEHC and government agencies (including, the Secretary of the Department of Health and Human Services) for purposes of determining compliance with applicable laws, rules, and regulations; (v) when requested by GEHC, promptly return or destroy, as well as certify in writing to the return and destruction of, all PI and information in any form that allows access to GEHC information systems, and retain no copies of such PI and information; (vi) safeguard PI upon taking possession or exposure to employees and all third parties; (vii) ensure that formal security management systems are employed that eliminates the risk of PI-related security breaches; and (viii) notify GEHC in writing whenever PI will be exported from jurisdictions with data transfer restrictions, or transfer PI to countries without comprehensive data protections laws.

(11)	Money Laundering Prevention. Comply with all applicable anti-money laundering laws and regulations and GEHC policies established for money laundering prevention.

(12)	Prohibition of Use of Sub-Suppliers or Third Parties to Evade Requirements. Not use sub-suppliers or other third parties to evade any applicable legal and/or GEHC policy requirements, including those enumerated above.

(13)	Security Measures. Supplier warrants and represents that it will review and adopt industry standard security measures which are consistent with accepted programs including the US Customs-Trade Partnership Against Terrorism (“C-TPAT”), the European Union’s Authorized Economic Operator program and other similar programs where applicable. Supplier furthermore agree that it will make reasonable efforts to become a member of C-TPAT, or any similar EU/other organization aimed at strengthening and improving supply chain security, in a timely manner if it is eligible to do so.

(14)	Country of Origin. In accordance with and as required by applicable trade and customs laws, Supplier will mark each Product, as well as Product packaging, containers, labels, and invoices, with the country of origin for the Product. Supplier will also provide acceptable and auditable documentation that establishes the country of origin for all Products, including, without limitation and as applicable, certifications of origin for Products qualifying for EFTA/EU and other preferential duty provisions, as applicable. Without limitation to the foregoing and in marking the Products, Supplier will comply with the requirements of the custom authorities of the country of receipt.

GEHC policy requirements, including those enumerated above, are subject to modification by GEHC at any time. Supplier agrees to contact its GEHC representative if Supplier has any questions about the foregoing and/or their application to particular circumstances.

B.	Products provided by Supplier may be subject to environmental, health and safety laws and regulations. As a result, Supplier agrees to the following without limitation:

(1)	Supplier represents, warrants, certifies and covenants that Supplier shall perform all activities required under this Agreement in compliance with all applicable national, EU, state/provincial and local labor, environmental, health and safety laws and regulations.

(2)	Supplier represents, warrants, certifies and covenants that each chemical substance constituting or contained in Products sold or otherwise transferred to GEHC hereunder is on the list of chemical substances compiled and published by (a) the Administrator of the Environmental Protection Agency pursuant to the Toxic Substances Control Act (15 USC Section 2601 et seq.) as amended; and (b) the equivalent lists in the other jurisdictions to which GEHC informs Supplier or Supplier knows the Products will likely be shipped to or through; or is exempt from the foregoing lists, in which case Supplier shall provide adequate documentation of the validity of the claimed exemption if so requested by GEHC;

(3)	Supplier will, when relevant, timely provide GEHC with supporting documentation, including without limitation, (a) the exact weight by weight percentage of any REACH candidate list substance constituting or contained in the Products, (b) all relevant information that GEHC requires to meet the obligations under REACH to communicate safe use to GEHC’s customers.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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(4)	Supplier represents, warrants, certifies and covenants that none of the Products supplied under this Agreement contain any above limits stated in law: (i) lead, mercury, cadmium, hexavalent chromium, polybrominated biphenyls (PBB), polybrominated diphenyl ethers (PBDE) or any other hazardous substances the use of which is restricted under EU Directive 2002/95/EC (27 January 2003) (RoHS Directive), as amended; (ii) arsenic, asbestos, benzene, polychlorinated biphenyls (PCBs), or carbon tetrachloride; (iii) any chemical restricted under the Montreal Protocol on ozone-depleting substances; or (iv) any other chemical or hazardous material the use of which is restricted in any other jurisdictions to which GEHC informs Supplier or Supplier knows the Products are likely to be shipped to or through, unless GEHC expressly agrees otherwise in writing to Supplier referencing this Agreement and Supplier identifies an applicable exemption from any relevant legal restriction on the inclusion of such chemicals or hazardous materials in the Products sold or transferred to GEHC. Upon GEHC’s request and subject to the confidentiality provisions of this Agreement and GEHC’s ability to meet its compliance obligations, Supplier will provide GEHC with the chemical composition, including proportions, of any substance, preparation, mixture, alloy or goods supplied under this Agreement and any other relevant information or data regarding the properties, including, without limitation, test data and hazard information.

(5)	Supplier will use all commercially reasonable efforts to establish and maintain an effective program to ensure that the activities of any suppliers it utilizes to provide any chemicals, substances, goods or services that will be incorporated into the Products supplied under this Agreement will be conducted in conformance with Sections B(1) to B(4) above.

(6)	With respect to any Products or other materials sold or otherwise transferred to GEHC hereunder, Supplier shall provide all relevant information, including without limitation, safety data sheets in the language and the legally required format of the location to which the Products will be shipped and mandated labeling information, required pursuant to applicable requirements such as: (i) the Occupational Safety and Health Act (OSHA) regulations codified at 29 CFR 1910.1200; or (ii) REACH or EU Directive 67/548/EEC, as amended, if applicable, and (iii) any other applicable law, rule or regulation or any similar requirements in any other jurisdictions to which GEHC informs Supplier that the Products are likely to be shipped.

(7)	With respect to any Products or other materials sold or otherwise transferred to GEHC hereunder, Supplier shall notify GEHC in writing of the presence of any nanoscale material (defined for these purposes as any substance with at least one dimension of such substance known to be less than 100 nano meters in length). With respect to all such nanoscale materials, Supplier shall provide a description of its legal status in the relevant jurisdiction, and any safety data or other notifications that are appropriate in the EU, US and the relevant jurisdiction.

AGREED TO AND ACCEPTED BY SUPPLIER

BY:	Daniel P. Witt, PhD

TITLE:	Vice President, Operations

DATE:	/s/ Daniel P. Witt, PhD 2/2/2010

SUPPLIER NAME:	Repligen Corporation

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Attachment C

Products, Prices and Specifications

Currency:	USD

Delivery term:	FCA Waltham, Massachusetts

Revision date:	22 January 2010

A.
Product Name	Zäta
GEHC Article number	28-4048-76

Supplier Article Number/unit size

20-2501-00	[*]
20-2501-01	[*]
20-2501-02	[*]
20-2501-03	[*]
20-2501-04	[*]

[*]

Lead time (PO):	[*]

Lead Times for Safety Stock Replenishment

Requirement	Lead time Zata

[*]

Level of Supplier’s Safety Stock

[*] based on the average of the [*] of the then current [*] rolling Forecast distributed by GEHC and the prior [*] by GEHC of each of the Products based on [*].

Shelf life [*]

B.
Product Name	rPA
GEHC Article number	30-6000-60

Supplier Article Number/unit

20-1501-00	[*]
20-1501-01	[*]
20-1501-02	[*]
20-1501-03	[*]

[*]

Lead time (PO):	[*]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Lead Times for Safety Stock Replenishment

Requirement    Lead time rPA

[*]

Level of Supplier’s Safety Stock

[*] based on the average of the [*] of the then current [*] rolling forecast distributed by GEHC and the prior [*] by GEHC of each of the Products based on [*].

Shelf life [*]

C. General Price Terms

All prices above are per gram and shall be set [*] based on the [*] in each of the [*] for the Products that corresponds to the [*] of each of the Products based on the [*]. The price for each of the Products shall be set on the [*] of each [*] and shall remain fixed for that [*]. Example:

[*]

The prices agreed herein do not include the costs of transportation, packaging, shipping or taxes (including VAT) for the Products and will be paid by GEHC. The costs of packaging will be charged to GEHC by Supplier directly and shall be clearly specified on the invoice.

Additional charges: Unless otherwise agreed in this Agreement the Prices include all costs relating to the supply of the Products and GEHC shall not be obliged to reimburse the Supplier for any additional charges or any other costs relating to the supply of the Products that are not specified herein or otherwise agreed in writing by the Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Specifications

ANALYTICAL SPECIFICATION RAW MATERIAL 30-6000-60 Ed. AG

Issued by QA/ A Elb-Jorde	Established by R&D/ J Daicic	Valid from 2008-10-17	Supersedes 30-6000-60 Ed. AF	Page 1 (2)

rProtein A

Code No: 30-6000-60

1 Packaging instruction
The package shall be suitable for storage of the material.

2 Terms of transportation
At -18 °C or below

3 Storage conditions
Preserve in a well-closed container at or below -18 °C.

4 Shelf life
Estimated shelf life is [*] from the date of manufacture.
Final shelf life is to be decided from stability studies.

5 Other name(s)
rPa – GE Healthcare

6 Formula and mass
Theoretical Mr. 34 318 Dalton calculated from amino acid sequence.

7 Description
rProtein A is a recombinant engineered form of Staphylococcus aureus Protein A, produced by fermentation of Escherichia coil. The protein is produced with chemicals and materials of non-animal origin.

The product is supplied as a clear, amber frozen liquid free from particulates.

70-5043-16 / AB Valid from 2007-01-24

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Strategic Supplier Alliance Agreement - GEHC Directs EMEA Contract Manufacturing / Version Supply 1.0	10 (30)

ANALYTICAL SPECIFICATION RAW MATERIAL 30-6000-60 Ed. AG

			Page 2 (2)
8 Requirements on properties
Characteristic	Tolerance limit	Test method	Remark

1 Visual examination	[*]	45-2006-68

2 igG-binding activity: %	[*]	04-0008-64

3 Purity by size exclusion chromatography: %	[*]	04-0008-66

4 SDS-PAGE	[*]	04-0008-65

5 Protein concentration (A275); mg/ml	[*]	QCP-1156	1

6 Microbial contamination CFU/ml	[*]	M-QCP-1003	1

7 Endotoxin activity EU/mg rProtein A	[*]	M-QCP-1017	1

Comment:

1) Supplier method, to be available by the supplier on request from GE Healthcare.

GE and GE monogram are trademarks of General Electric Company.
© 1999- 2008 General Electric Company - All rights reserved.	70-5043-16 /AB
GE Healthcare Bio-Sciences AB, a General Electric Company.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

ANALYTICAL SPECIFICATION RAW MATERIAL 14-0037-84 Ed. AC

Issued by QA/ A Elb-Jorde	Established by R&D/ J Daicic	Valid from 2008-08-19	Supersedes 14-0037-84 Ed. AB	Page 1 (2)

ZätA protein 905

Code No: 28-4048-76

1 Packaging instruction
The package shall be suitable for storage of the material.

2 Terms of transportation
At or below -18 °C

3 Storage conditions
Preserve in a well-closed container at or below -18 °C.

4 Shelf life
Estimated shelf life is [*] from the date of manufacture.
Final shelf life is to be decided from stability studies.

5 Formula and mass
Theoretical Mr: 26 748 Dalton calculated from amino acid sequence.

6 Description
ZätA protein is a recombinant protein produced by a Genetically Modified Organism (GMO) in a fermentation process.
The substance is a clear, yellowish frozen liquid free from particulates, supplied in a buffer:
20 mM potassium phosphate
150 mM sodium chloride
2 mM EDTA
pH 7.0

The bulk is to be manufactured according to our Base Method, number 14-0040-44.
The protein is produced with chemicals and materials of non-animal origin.

70-5043-16/AB Valid from 2007-01-24

ANALYTICAL SPECIFICATION RAW MATERIAL 14-0037-84 ED. AC

Page 2 (2)
7 Requirements on properties
Characteristic	Tolerance limit	Test method	Remark

1 Visual examination	[*]	45-2006-68

2 IgG-binding activity; %	[*]	04-0008-64

3 Purity by size exclusion chromatography; %	[*]	04-0008-66

4 SDS – PAGE	[*]	04-0008-65

5 Quantification; mg/ml	[*]	04-0013-21

6 Microbial contamination CFU/ml	[*]	M-QCP-1003	1

7 Endotoxin activity EU/mg ZatA Protein	[*]	M-QCP-1166	1

Comment:

1) Supplier method, to be available by the supplier on request from GE Healthcare.

GE and GE monogram are trademarks of General Electric Company.
© 2006-2008 General Electric Company – All rights reserved.	70-5043-16 / AB
GE Health Bio-Sciences AB, a General Electric Company.

Annual Business Attachment / Performance Goals

The purpose of the performance goals are primarily for the Supplier to plan the operations at the Supplier’s site and take preventive initiatives so that the set performance goals can be achieved. The results of the Supplier’s performance in below areas should be a part of the business updates between the two Parties. While the performance goals are targets and non-achievement of such goals shall not be considered as material breach of contract the Suppler agrees to use all commercially reasonable efforts to achieve the performance goals.

Performance goals:

1.	Deliveries within Specification, agreed lead times and quantities; performance goal is [*] according to the terms in Attachment C)

2.	Number of complaint reports sent to the Supplier by GEHC; performance goal is [*]

3.	Business contingency plan and or Quality audits performed and with the result approved; performance goal is [*].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Attachment D

Business Terms

1.	Specifications

The Products to be supplied in accordance with the terms of this Agreement are set forth in Products and Prices, Attachment C. A technical specification in relation to a specific Product is referred to as the “Specification” as set forth in Attachment C.

2.	Delivery documentation

With each shipment the Supplier shall deliver the following documents to GEHC:

Certificate of Analysis, Packing slip and the Commercial Invoice.

With each shipment the Supplier shall issue a Shipper’s Letter of Instructions and an Export Declaration as applicable.

3.	Prices and Payment Terms

a.	Firm Prices. The Prices of the Products are firm for the Term of this Agreement.

b.	Taxes. Unless prohibited by law, the Supplier will separately indicate on its Invoice any tax that is required to be imposed on the sale of Products.

c.	Payment Terms. GEHC shall settle any undisputed invoices arising under this Agreement [*] ([*]) days after receiving an Invoice prepared in accordance with the terms of this Agreement. All sums to be paid by GEHC under this Agreement shall be in the currency specified in Attachment C. Interest for late payments shall not apply to payments that GEHC contests in good faith and shall in no event exceed applicable statutory interest rate.

d.	Productivity improvement. In the event the Parties have jointly contributed to productivity improvements or cost savings achieved by the Supplier the Parties agree to negotiate in good faith a reasonable price adjustment. Price conditions will be changed only upon mutual agreement.

e.	Invoicing requirements. The Supplier’s Invoices shall contain the GEHC Purchase Order number and other such information as may be required by law or requested from time to time by GEHC. Each cost item shall be specified in the invoice. Invoices shall be addressed to GEHC or the GEHC affiliate who has placed the purchase order with the Supplier.

f.	GEHC mandated changes. It is recognized and agreed by the Parties that GEHC mandated changes in the manufacturing process, quality requirements or standard or in the components and materials used in the process or any other changes in the requirements for the Products may result in an increase in the cost of the Products. The Parties agree to negotiate in good faith to adjust the prices accordingly, provided that the Supplier notifies GEHC in writing of any possible cost increases in advance of the initiation of any such changes.

4.	Components and Materials

At GEHC’s option, GEHC may instruct the Supplier to procure or provide all materials and components necessary for the manufacture of the Products from an approved supplier, in which case an approved suppliers list shall be maintained by the Supplier. GEHC confirms its approval of the currently used suppliers as notified to GEHC in approved raw material specifications. Any new suppliers selected by the Supplier in connection with the Agreement must be approved by GEHC, whereupon they may be added to such approved suppliers list. The Parties may from time to time agree on materials that can be sourced by the Supplier from different sub-suppliers without GEHC’s consent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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5.	Additional Suppliers

The Supplier shall, at GEHC’s written request, provide reasonable assistance to GEHC with regard to GEHC’s efforts to have a designated alternative supplier for the Products (i) by providing GEHC or such designee with copies of all written SOP’s and access at Suppliers facility to completed batch records or other tangible forms of recorded manufacturing documentation of the Products, that are reasonably necessary for the manufacture of the Product, and (ii) by making relevant personnel available within reason for consultation on the phone or at Supplier’s facility with respect to clauses (i) above.

6.	Forecast and Commitment

a.	Forecasting. [*] ([*]) days before the end of each quarter, GEHC shall submit to the Supplier in writing a [*] ([*]) month rolling quarterly forecast (“Forecast”) for its estimated needs of the Products during the subsequent [*] ([*]) month period. Supplier shall use the Forecast as the basis for its production planning and shall adjust the Safety Stock according to the new Forecast within the agreed lead times. In the event that GEHC does not timely submit a Forecast to the Supplier, Supplier will notify GEHC in writing and GEHC will have [*] ([*]) business days to provide the Supplier with the updated Forecast or if GEHC fails to provide the updated Forecast, the Forecast will revert to [*] ([*]).

b.	The Forecast. The [*] of every Forecast provided by GEHC for Products shall be [*] on GEHC and the Supplier. [*]. The Supplier agrees to use all commercially reasonable efforts to be responsive and supply Product in excess of any firm and binding [*] if so requested by GEHC, provided such excess shall not exceed [*]% of the then firm and binding [*].

c.	General Supply Commitment. The Supplier represents and warrants that it has the capacity and expertise necessary to [*]. In the event that the market demand exceeds this volume, GEHC and Supplier will work together and make best efforts to meet the market demand.

d.	Purchase Commitment. As a result of this Agreement, the Supplier will become one of the preferred suppliers of GEHC for the Products. GEHC agrees that the [*] shall include quantities of the Products, which corresponds to at least [*] ([*]) percent of GEHC’s total actual requirements in [*] for the Products. For any year thereafter the requirement in the [*] shall be at least [*] ([*]) percent of GEHC’s total actual requirements in [*] for the Products per year and at least [*] ([*]) percent of GEHC’s actual requirements in [*] of each of the Products. While GEHC has to adjust its production levels to market changes GEHC shall use all reasonable efforts to distribute orders evenly during the year and to avoid to have quarters without any orders at all. Further, GEHC agrees to purchase at least [*] ([*]) percent of its total requirements in [*] of the Products during the years [*] of this Agreement or any shortened period of [*] in the event this Agreement is terminated in accordance with 16.6 and 16.7 in Attachment E. In the event GEHC should fail to fulfill its purchase obligations hereunder it shall as its sole liability immediately issue a purchase order for the missing quantities upon the Supplier’s written request thereto. The Supplier agrees to maintain the equivalent ability to manufacture the Products for GEHC. The Parties may from time to time mutually agree in writing on separate arrangements for certain time periods in order to accommodate specific requirement and planning needs which may deviate from the above commitment. GEHC shall be free to decide on the mix between Products under the above purchase obligations and in the [*] forecast, provided that the binding part of the forecast shall be fixed. In the event there is a requirement in excess of [*]% of the firm and committed [*] and the Supplier is unable to deliver within the agreed lead times as specified in Attachment C then GEHC shall be free to purchase any such additional quantities as Supplier is unable to deliver that [*] from other suppliers.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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If the Supplier during a certain [*] is unable to timely supply Products complying with agreed quality standards in quantities specified in GEHC’s committed Forecast, then GEHC’s purchasing commitment hereunder shall be reduced with a quantity corresponding to the quantity to which such inability relates.

e.	No Obligation. Other than as set out in subsection b) and d) above, it is the express understanding of the Parties that GEHC shall have no obligation to purchase Products exclusively from the Supplier or to purchase any minimum amount of Products, and may use other suppliers for any and all Products, or similar products.

7.	Contract Managers and Communication

a.	Contract Manager. Both the Supplier and GEHC will appoint a contract manager to manage their respective obligations under this Agreement, to act as focal points between the two organizations and review progress on a quarterly basis. The contract manager shall be as specified below or such other person as subsequently communicated to the other Party.

GEHC:	[*]

Supplier:	[*]

b.	Legal Notices (as set forth in Section 18 in Attachment E).

GEHC:	Björkgatan 30
751 84 Uppsala, Sweden
Fax No. [*]

Supplier:	41 Seyon Street Bldg #1 suite 100
Waltham, MA 02453 USA
Phone: 781 250-0111 (main)
Fax: 781 250-0115

c.	Crisis Communication. The Supplier must maintain the ability to contact or receive contact from GEHC on a twenty-four (24) hour per day, seven (7) days per week basis in order to communicate and manage crisis situations that threaten to or interrupt the supply chain.

8.	Insurance and Liability

a.	The Supplier undertakes to maintain a comprehensive liability insurance policy with a reputable insurer including cover for third party liability and product liability on terms customary to the business. Such insurance shall be for an insured sum of not less than USD [*] ([*])[*] and the Supplier shall supply GEHC with a copy of the relevant policy on request.

b.	The Supplier shall be liable to compensate GEHC for direct and indirect damage and loss it has caused GEHC under this Agreement up to USD [*] ([*])[*]. In the event of any loss or damage in excess of this amount the Supplier shall not be liable to compensate for such excess damage or loss, unless: (i) caused by its gross negligence or willful misconduct, (ii) caused by its breach of confidentiality obligations under this Agreement, or (iii) relating to its intellectual property indemnification obligations under this Agreement.

9.	Safety Stock and Consignment Stock

The Supplier shall keep a Safety Stock at the Supplier’s premises, corresponding to the minimum set inventory values and the replenishment times in Attachment C.

The inventory levels stated in Attachment C shall be based on the latest [*] Forecast distributed by GEHC. In case a new Forecast leads to replenishment actions for the safety stock the Supplier shall use all commercially reasonable efforts to replenish the Safety Stock as soon as practical and always within the agreed lead times set forth in Attachment C.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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GEHC is reviewing the possibility to introduce a consignment stock arrangement, ie having the Supplier to own certain stock of Product at GEHC premises. The Supplier agrees to negotiate the terms and conditions in good faith.

10.	Manufacturing Process

For clarity it is stated that all written manufacturing or production documentation relating solely to the Products, including without limitation the manufacturing documents specified in Attachment F shall be the sole property of GEHC. The Supplier shall document and GEHC shall have access to review all written manufacturing or production records relating to any of the Products at Suppliers facility and upon request from GEHC, the Supplier is obliged to send GEHC copies of the requested manufacturing or production documents (including SOP’s and records) and such a request shall not be unreasonably withheld by the Supplier.

The Supplier shall keep a master list of production documents showing the name, identity and version number for each of the production documents that is used in the production of the Products. The Supplier shall always keep and maintain the master list of production documentation and shall send upon GEHC’s request an update of any of the documents included in the master list of production documentation.

11.	Business interruption

The Supplier undertakes to keep GEHC informed about any circumstances that might reasonably impact on the Supplier’s ability to supply the Products, timely and in accordance with applicable quality standards, including any plans to close or divest the business relating to all or any of the Products. If such circumstance should arise or may reasonably be possible to arise the Supplier shall immediately inform GEHC and propose a plan on how to mitigate the consequences thereof. The Parties shall then in good faith conduct negotiations concerning the actions to be taken and the costs to avoid or mitigate the risks.

12.	Reports

GEHC will provide Supplier within [*] of the close of each [*] period a report of the total quantity of each of the Products purchased by GEHC from all suppliers during the period.

The Supplier will provide GEHC with finished goods inventory and Safety Stock levels of Products within [*] of the close of each [*] period.

13.	Audit

Supplier shall have the right to have an independent third party reasonably acceptable to GEHC, such as one of the global auditing firms, to conduct an annual audit of GEHC’s records to ensure compliance with GEHC’s commitments according to Section 6 d in this Section of the Agreement.

14.	Supply of GEHC products for the manufacture of Products

During the term of this agreement the Supplier shall have the right to purchase the following products from GEHC at following price conditions:

Name	Article No:	Price:

[*]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Delivery conditions: CIF

Lead time: [*]

Credit term: [*] days from date of invoice

Order handling: all order shall be submitted to the Contract Manager, together with a declaration of the intended use for the Products.

The sale of the goods to the Supplier shall be subject to GEHC Conditions of Sale.

The products ordered in accordance with this Clause 15 may only be used in the manufacture of the Products for delivery to GEHC. Any other use of the products ordered is strictly forbidden.

15.	ELISA Kits

GEHC acknowledges that the Supplier manufactures and sells ELISA analytic kits for protein leakage testing. During the term of this Agreement Repligen shall have the right to use MabSelect SuRe™ ligands and the MabSelect SuRe trademark, but only in connection with the manufacture, sale and marketing of ELISA analytical kits for protein leakage testing. The Supplier agrees to use the GEHC trademarks in accordance with GEHC’s written instructions from time to time.

16.	Cell banks

The biological starting material used in the fermentation process originates from the cell banks kept and owned by GEHC. Such material may only be used in connection with the manufacture of the Products and shall be returned to GEHC, alternatively destroyed upon termination of this agreement for what ever reason. Supplier shall not disclose or provide such material to any third parties, unless GEHC has given its prior written consent thereto. The Supplier agrees not to sequence, extract or in any other way use the plasmid, the chromosome or any of the DNA codes present in the cell banks.

The supplier may order starting material according to the following conditions:

a)	Lead time: [*] days, unless otherwise agreed.
b)	Orders: written orders in accordance with form provided by GEHC specifying product, campaign, numbers of vials and requested delivery date. The order will be sent to:

GE Healthcare Bio-Sciences AB
Att: [*]
BL3-2
Björkgatan 30
751 84 UPPSALA
Sweden

tel: [*]
fax: [*]

c)	GEHC will confirm order without delay and provide a notice two weeks before the estimated delivery date.

d)	Supplier shall confirm receipt of the cell bank.

e)	Transportation: GEHC will coordinate with Repligen to ensure appropriate delivery time and arrangements for the cell banks and will arrange and pay for transportation.

Documentation: The cell banks will be accompanied by a Certificate of Analysis in accordance with the documents listed in Attachment F.

f)	Repligen shall provide GEHC at the beginning of every [*] a report of the total quantity of seed stock for each of the Products as well as the planned consumption of the seed stock for the following [*] months. GEHC shall use this information for their internal planning purposes.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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17.	Other products

The Parties have agreed to enter into a separate agreement covering the Supplier´s supply of [*]. The Parties intend to enter into a separate agreement concerning supply of [*].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Attachment E – General Terms and Conditions

ORDER AND SUPPLY

1.	Purchase Orders

1.1	Purchase Order Contents. GEHC shall issue purchase orders to the Supplier stating the quantity and delivery date for Products (a “Purchase Order”). The Purchase Orders shall be written and sent through an electronic purchasing system or by fax, e-mail or other agreed method.

1.2	Orders from Affiliates. From time to time Affiliates of GEHC may also issue purchase orders for Products and, if requested by such GEHC Affiliate, the Supplier agrees to supply Products to such affiliate on the terms of this Agreement. The ordering GEHC Affiliate entity shall be solely contractually liable for such order.

1.3	Acceptance of Purchase Order. The Supplier shall be deemed to have accepted a Purchase Order upon receipt from GEHC so long as the terms are consistent with those stated in this Agreement. The Supplier shall confirm compliance with the Purchase Order in writing within [*] ([*]) business days of the receipt of Purchase Order.

2.	Transportation; Title and Risk of Loss

2.1	Unless otherwise agreed, Products shall be delivered according to the Incoterms FCA (ICC Incoterms 2000) at the address set out in Attachment D. This means that the possession and title will transfer upon delivery to the carrier. The Supplier will be responsible for export declaration and shall arrange for transportation at GEHC’s cost and in accordance with GEHC’s instructions. GEHC will take care of the import declaration.

2.2	If the delivery term agreed in Products and Prices in Attachment C or Purchase Order, if any, is an Incoterm such term of delivery shall be construed according to the edition of Incoterms in force at the Effective Date.

3.	Delivery

3.1	The Supplier shall deliver the Products on the date and in quantity set forth in the Purchase Order. The Supplier may only deliver prior to the agreed delivery date with the written consent of GEHC.

3.2	Deliveries shall not be regarded as completed until the Delivery Documentation in Specific Requirements Attachment D has been provided.

3.3	The lead time as specified in Attachment C for the Product shall count from the date of issue of the Purchase Order to receipt of the Products at GEHC premises, including receipt of any agreed documentation.

3.4	In the event that the Supplier anticipates or expects a delay in delivery it shall immediately notify GEHC and at the same time explain the causes and the steps that it is taking to minimize the delay. GEHC may, acting reasonably, require the Supplier to take further or other steps, including the deployment of additional resources, at the Supplier’s cost, to minimize the said delay. If unless otherwise mutually agreed by the Parties, the delivery is delayed by more than [*] days then GEHC may: (i) terminate the delayed Purchase Order and, if applicable, return to the Supplier some or all of the Products that relate to such order at the expense of the Supplier; and/or either to (ii) purchase substitute Products elsewhere and charge the Supplier with the increased cost thereof (if any) or (iii) claim as liquidated damages for such default [*] per cent of the total value of the delivery for each calendar day delivery is delayed limited to a maximum of [*] per cent of the total value of the delivery in aggregate. Such rights are without prejudice to any other rights that GEHC may have in respect of late delivery by the Supplier.

4.	Inspection Period

All Products delivered to GEHC by the Supplier must meet the terms and conditions of this Agreement and the related Purchase Order. All Products shall be received subject to GEHC’s acceptance or rejection on or before the end of the Inspection Period. GEHC may reject an entire order based upon a reasonable sampling of Products. “Inspection Period” means [*] ([*]) business days. Partial or total payment by GEHC for Products under this Agreement prior to the end of the Inspection Period shall not constitute its acceptance thereof, nor shall such payment remove the Supplier’s responsibility for any non-conforming items.

The Supplier acknowledges that GEHC’s inspection of the goods may be based on the review of the Certificate of Analysis issued by the Supplier and that GEHC shall not be prevented from raising any claims under the warranty in clause 11 after the expiration of the Inspection Period.

5.	Safety Stock

Supplier shall maintain at its’ own cost and risk the safety stock agreed as set forth in Attachment C. The safety stock shall be managed in accordance with first in - first out principle.

6.	Changes to Products

6.1	GEHC Proposed Changes. GEHC may [*] per year propose changes to the Specification or the manufacturing method for the Products by submitting the proposed changes to the Supplier. The Supplier agrees to use all commercially reasonable efforts to accommodate any such proposals of GEHC and shall respond in writing to GEHC within [*] ([*]) days after receipt of such changes with the following information, as

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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applicable: (a) time required to implement proposed changes; (b) impact of proposed changes on pricing of Product; and (c) impact of proposed changes on the lead time of the Product. If the Parties agree on the changes to the Specification they shall amend this Agreement accordingly. If the Parties fail to agree on the amendments to be made to the Agreement to reflect the changes to the Specification the terms in effect prior to commencement of the negotiations shall remain in full force and effect and the Supplier shall continue to supply the Product to the existing Specification.

6.2	Supplier’s Proposed Changes. The Supplier may [*] per year propose, a change to the Specifications (including, but not limited to, changes which may affect quality, form, fit, function, reliability, regulatory compliance, safety or interface capability with GEHC products) or a change in its manufacturing method (including, but not limited to changes of sources of materials and changes in manufacturing processes or locations) but the Supplier shall not implement such change without the prior written consent of GEHC, which shall not be unreasonably withheld. The Supplier shall make such proposals in writing explaining the reason for the changes and providing reasonable detail sufficient for GEHC to evaluate the proposal. GEHC agrees to use all commercially reasonable efforts to accommodate any such proposals. Upon request of GEHC, the Supplier shall provide samples of the Products manufactured according to the proposed new specification or manufacturing method for evaluation purposes.

7.	Packaging and marking

The Supplier shall be responsible for the safe and suitable packaging and labeling of the Products, for complying with the packaging and marking requirements in the Specifications, if any, and all applicable laws and regulations relating to the packaging, marking and transport of the Products.

8.	Health and Safety

8.1	The Supplier shall ensure that all information held by or reasonably available to it regarding any changes occurring after the Effective Date with regard to potential hazards known or believed to exist in the transport, handling, or use of any Products and/or performance of any services shall be received by GEHC in writing prior to delivery of the Products and/or performance of the services.

8.2	Employees, agents and representatives of the Supplier visiting any of GEHC’s sites shall be subject to such safety and security regulations as may be in force on that site.

9.	Business Contingency Planning

9.1	Business Contingency Plan. Upon GEHC’s request, the Supplier shall provide to GEHC a summary of Suppliers Business Contingency Plan that outlines the Supplier’s internal contingency arrangements to ensure GEHC continuity of supply if the Supplier or any of the Supplier’s suppliers are unable to provide Products or components to such Products to GEHC.

9.2	GEHC shall have the right to carry out audits of the Supplier’s Business Contingency Plan on a regular [*] basis with [*] ([*]) days prior notice.

10.	Compliance

10.1	Applicable Laws. The Supplier represents and warrants that its performance under this Agreement and its manufacture of the Products will comply with all applicable laws and regulations, and all conventions and standards issued by relevant authorities and that the Supplier has obtained all applicable permits and licenses necessary to perform its obligations under this Agreement

10.2	Assistance. The Supplier shall at GEHC’s request give reasonable assistance necessary to obtain any licenses required by GEHC with respect to the importation, exportation, marketing and use of the Products and provide GEHC with all information in relation to the Products which may be required by any regulatory authority.

10.3	Regulatory Approvals and other Governmental Registrations. GEHC shall be responsible for identifying, obtaining, and maintaining at its sole cost and expense all FDA and other applicable clearances and approvals and corresponding approvals in other countries that are required for the development, manufacture, or sale of any Product. The Supplier shall provide GEHC with reasonable support and assistance in obtaining any such approvals, which may include providing test reports and data necessary to meet the country specific regulatory requirements.

10.4	Regulatory Agency Inquiries. If the FDA or any other regulatory body with authority over the end products to which the Products form part, provides written notice to the Supplier to inquire about or investigate any Product or conduct any audit or inspection of facilities used for the manufacture, storage or distribution of Products or request any information related to the manufacture of any Product, the Supplier shall give notice thereof to GEHC within one working day of receipt of such contact from the FDA or other body.

10.5	Security Measures. The Supplier agrees that it will adopt industry standard security measures which are consistent with accepted programs including the US Customs-Trade Partnership Against Terrorism (“C-TPAT”), the European Union’s Authorized Economic Operator program and other similar programs where applicable.

10.6	Export Restrictions. If any Products are subject to export restrictions in the country of manufacture or shipment the Supplier shall supply GEHC prior to dispatch with any relevant ECCN and ECN numbers and copies of any export licenses or other certificates required in the country of manufacture or shipment and, where Products contain US components, details of the value as a percentage of the Products price.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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10.7	Country of Origin. In accordance with GEHC´s request the Supplier will mark each Product, and, as appropriate, Product packaging, labels, or invoices with the country of origin for the Product, in accordance with the applicable trade and customs laws. The Supplier will also upon request from GEHC provide acceptable and auditable documentation that establishes the country of origin for a Product and including the raw materials used to manufacture such Product for the whole supply chain, including without limitation, certifications of origin for Products qualifying for NAFTA or EEA preferential duty provisions, as applicable.

10.8	Personal Data Protection. With regard to personal data received from GEHC, the Supplier agrees (i) not to use it other than for its intended purpose, (ii) not to disclose it to any third parties, and (iii) not to transfer it to any countries outside the European Union , unless GEHC has given its prior written consent thereto. The Supplier shall use appropriate measures to ensure security and confidentiality of GEHC personal data. Supplier shall notify GEHC in the most expedient time possible and without unreasonable delay of any Security Breach involving any GEHC personal data where “Security Breach” is defined as any event involving an actual, potential or threatened compromise of the security, confidentiality or integrity of the data, including but not limited to any unauthorized access or use. GEHC shall have the right to use personal data received from the Supplier in conformity with applicable data protection laws. Upon termination of this Agreement, for whatsoever reason, Supplier shall stop the Processing of GEHC Personal, unless otherwise agreed by GEHC, and these undertakings shall remain in force until such time as Supplier no longer possesses GEHC Personal Data. For the purpose of this provision the definition of “personal data” is that provided in EU Directive 95/46/EC.

WARRANTY, INDEMNIFICATION AND LIABILITY

11.	Warranty

11.1	Product Warranty. The Supplier represents and warrants that the Products will:

(a)	conform strictly to and be manufactured in accordance with the Specifications referred to in Attachment C;

(b)	be free from defects in title, material, and workmanship, whether latent or otherwise;

11.2	Supplier Intellectual Property Warranty. The Supplier represents and warrants as follows: (i) it owns or has the right to use all of its Process-Related Technology existing as of the Effective Date that it will use to manufacture the Products and to sell the Products to GEHC; and (ii) neither the Supplier’s equipment nor any of its Process-Related Technology used to manufacture the Products infringes or is alleged to infringe any patent or other proprietary right of any other person.

11.3	GEHC Intellectual Property Warranty. GEHC represents and warrants as follows: (i) GEHC owns or has the right to use all of the Product-Related Technology; and (ii) the Product-Related Technology does not infringe and is not alleged to infringe any patent or other proprietary right of any other person.

11.4	Execution and Performance of Agreement. The Supplier represents and warrants that it has the full right, power, and authority to enter into and perform its obligations under this Agreement. The Supplier further represents and warrants that the performance of its obligations under this Agreement will not result in a violation or breach of, and will not conflict with or constitute a default under any agreement, contract, commitment, or obligation to which Supplier or any of its affiliates are a party or by which it is bound and that it has not granted and will not grant during the term of this Agreement or any renewal thereof any conflicting rights, license, consent, or privilege with respect to the rights granted herein.

11.5	Survival of Warranties. The Supplier agrees that (i) the warranties set forth in this section shall survive the inspection, acceptance, and use of the Products by GEHC, its distributors and sub-distributors for a period of the shorter of either [*] ([*]) months from completion of delivery of the Purchase Order or the shelf life as specified in Attachment C (“Warranty Period”) and that they (ii) are for the benefit of GEHC and its successors and assigns; and (iii) are in addition to any warranties and remedies to which the Supplier may otherwise agree or which are provided by law. The Supplier agrees to extend to GEHC any warranties received from the Supplier’s suppliers. The Supplier warrants Products only as set forth in this Agreement and disclaims all other warranties.

11.6	Returns. GEHC may return to the Supplier any Product that does not conform to the representations and warranties. Any such Product shall be returned to the Supplier and then once replaced returned to GEHC at Supplier’s expense (including all transportation and insurance). The Supplier will, at its cost, and as soon as reasonably practicable replace the returned Product to bring the Product in conformance with the warranty, and will return the replacement Product as soon as possible, but in any event within thirty (30) days, after receipt of the non-conforming or defective Product. If the Supplier is unable to return the Product within thirty (30) days, the Supplier shall at GEHC´s request provide GEHC a refund as defined in section 11.8 below.

11.7	Complaints. Any complaint shall be regarded as having been timely lodged if GEHC notifies the Supplier of the fault at any time during the warranty period. Within [*] weeks after any complaint lodged by GEHC concerning a defective Product the Supplier shall make a reasonably detailed report to GEHC on the corrective and preventive action that has been initiated according to the Suppliers standard operating procedure.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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11.8	Credits/Refunds. In accordance with this Section 11, the Supplier shall promptly refund GEHC by wire transfer or check for any payment GEHC made with respect to such Product. GEHC may elect, at its sole discretion, to take such credit on any open invoices of the Supplier in the place of such refund.

11.9	Set-off. GEHC may set-off any amount owed from the Supplier or any of Supplier’s affiliates against any amount payable at any time by GEHC.

11.10	Remedies. The remedies contained in this Section 11 are in addition to all other remedies available at law or in equity.

11.11	Recalls and Field Corrections. If any recall, product withdrawal or field correction of any Product is required by a governmental agency or by GEHC for safety or efficacy reasons resulting from (a) the supply by the Supplier of any Product not complying with the terms and conditions of the Agreement (including all warranties included in the Agreement) or (b) the negligent or intentionally wrongful act or omission of the Supplier or its affiliates or their representatives, then the Supplier shall bear all costs and expenses, including but not limited to the costs and expenses related to such recall or field correction, communications and meetings with all required regulatory agencies, replacement stock, service labor, installation, travel, notifying customers of such recall and any replacement product to be delivered to those same customers, including shipping costs. To the extent that any such recall or field correction is due in part to the negligent or intentional acts or omissions of GEHC, GEHC shall be responsible for such costs and expenses equitably in proportion to its fault.

11.12	Testing In the case of disagreement between the Parties concerning the quality of Products delivered and such disagreement relates to the provisions in this Section 11, a sample shall be submitted to an independent laboratory to be agreed upon by the Parties and the report from such laboratory shall finally settle whether or not the delivery has met the specification or not. The cost for the laboratory shall be borne by the failing party.

12.	Indemnification

12.1	Supplier Indemnity. Subject to Section 14 below, the Supplier agrees to defend, indemnify, protect, and hold harmless GEHC and GEHC’s Affiliates, employees, agents, servants, and representatives from and against any and all claims, damages, losses, liabilities, and expenses of whatever nature, arising out of or relating to: (i) the breach by the Supplier of any term of this Agreement or any term contained in any Attachments or (ii) any negligent act or omission, or willful misconduct of the Supplier or its agents, employees, or subcontractors. GEHC shall notify the Supplier of any such claim, suit, or proceeding, and Supplier will assist (at the Supplier’s expense) in the defense of the same.

12.2	GEHC Indemnity. Subject to Section 14 below, GEHC agrees to defend, indemnify, protect, and hold harmless the Supplier and its Affiliates, employees, agents, servants, and representatives from and against any and all claims, damages, losses, liabilities, and expenses of whatever nature, arising out of or relating to: (i) the breach by GEHC of any term of this Agreement or any term contained in any Attachments or (ii) any negligent act or omission, or willful misconduct of GEHC or its agents, employees, or subcontractors. Supplier shall notify GEHC of any such claim, suit, or proceeding, and GEHC will assist (at GEHC expense) in the defense of the same.

12.3	Intellectual Property Indemnity. With the exclusion of any GEHC Technology, the Supplier agrees to defend, indemnify, protect, and hold harmless GEHC and GEHC’s affiliates, employees, agents, servants, and representatives from and against any and all claims, damages, losses, liabilities, and expenses of whatever nature, resulting from a claim or allegation that the use (for uses made known to the Supplier) or sale of a Product infringes or otherwise violates an intellectual property right of any third party. If GEHC has reason to believe that (i) the use of any Supplier Process-Related Technology is enjoined by a court, the Supplier will first use best efforts to either procure the necessary licenses to continue manufacturing under the Supplier Process-Related Technology or adjust the manufacturing process at its sole-cost to avoid infringing such other party’s intellectual property (provided that such an adjustment can be made by the Supplier without otherwise breaching the Agreement); and (ii) if after using best efforts, the first two options are not commercially reasonable, the Supplier may terminate the Agreement, refund to GEHC any amounts paid thereunder for Products that cannot be sold by GE as a result of the injunction and reimburse GEHC for any related costs incurred.

CONFIDENTIALITY AND GE PROPERTY

13.	Confidentiality

13.1	During the Term of this Agreement and the supply agreements preceding this Agreement, each Party (the “Recipient”) may have received or will receive or have access to certain information of the other Party (the “Discloser”) that is Confidential Information of the Discloser. For purposes of this Agreement, “Confidential Information” shall mean any information disclosed by the Discloser to the Recipient, whether technology-related or business-related, whether furnished before or after the Effective Date and irrespective of the form of communication, ; provided, however, that in order for oral information to be treated as Confidential Information, it must be identified as confidential and proprietary at the time of disclosure, and the substance of the disclosure must be provided in writing within [*] ([*]) days of the oral disclosure of such information. All written information must be clearly marked using words such as “confidential” or “proprietary” in order to be treated as Confidential Information, unless of apparent

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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confidential nature. The Recipient will protect the Confidential Information with the same degree of care as the Recipient uses for its own similar information, but no less than a reasonable degree of care. Confidential Information may only be used by those employees, contractors and advisors of the Recipient and its affiliates (“Representatives”) who have a need to know such information for the purposes related to this Agreement and who are bound by equivalent confidentiality obligations, and the Recipient shall inform such Representatives of the confidential nature of such Confidential Information and the obligations of the Recipient hereunder. The Recipient shall be responsible for any breach of this Agreement by it or any Representative to the same extent as though such Representatives were Parties hereto. The Parties acknowledge that trade secrets are deemed Confidential Information to be protected indefinitely. The Parties also agree that all other information, including but not limited to technical information (which is not intellectual property rights) and forecasts disclosed during the Term or prior to the formation of this Agreement are deemed Confidential Information to be protected during the term and for a period of [*] ([*]) years thereafter.

13.2	Exclusions The undertakings in clause 13.1 shall not apply to information which:

(a)	is publicly available through no fault of the Recipient;

(b)	the Recipient can show by reasonable written record was in his possession at the time of disclosure and which was not acquired directly or indirectly from the Discloser;

(c)	is rightfully received from a third party with no duty of confidentiality;

(d)	has been developed by the Recipient independently of the Confidential Information received from the Discloser; or

(e)	the Recipient notifies the Discloser is required to be disclosed by the Recipient pursuant to a legally enforceable order, direction or other regulation but any disclosure shall only be so far as necessary to give effect thereto.

13.3	Return of Confidential Information. All Confidential Information supplied to or acquired by each Party and all copies thereof shall be returned to the other Party within [*] ([*]) days after termination of this Agreement All information consisting of documents, notes and other writings prepared by one Party based on non-public data of the other Party shall be destroyed.

13.4	Development. The confidentiality terms in this Clause shall not be construed to limit GEHC’s or Suppliers right to independently develop or acquire products without use of the other Parties Confidential Information.

13.5	Restrictions on Use of Design Materials and Know How. During and after the Term the Supplier shall be prohibited from selling to any third party any Product or equivalent product that is either (i)
developed for GEHC under this Agreement; (ii) incorporates any GEHC Confidential Information; or (iii) is specifically designed or configured for use with GEHC’s products using information received or know how developed in connection with this Agreement.

13.6	Previous undertakings of confidentiality. The Parties agree that the provisions in this Clause 13 shall replace all previous undertakings of confidentiality and shall apply to all Confidential Information whether disclosed in connection with this Agreement or any preceding supply agreement between the Parties concerning any of the Products.

14.	Indirect Loss

In no event shall GEHC be liable for any indirect or consequential loss or damage in connection with this Agreement. The Supplier shall not be liable for any indirect or consequential loss or damage other than what is set forth in Clause 8 in Attachment D.

15.	Technology

15.1	Definitions.

(a)	“Technology” means any idea, invention, technique, modification, process, or improvement (whether patentable or not), trade secret, industrial design (whether registerable or not), patent, copyright or work of authorship (whether or not copyright protection may be obtained for it), excluding, however, any of the foregoing that is within the public domain.

(b)	“Product-Related Technology” means any Technology owned at any time during the Term (whether owned as of the Effective Date or thereafter acquired or developed) by either of the parties that is related directly and solely to the structure of the Products.

(c)	“Process-Related Technology” means any Technology owned at any time during the Term (whether owned as of the Effective Date or thereafter acquired or developed) by either of the parties that is required for the manufacture of the Products.

15.2	Licenses.

(a)	During the Term and only for the purpose of fulfilling its duties and obligations under the Agreement, GEHC hereby grants to the Supplier a royalty-free and nonexclusive right and license to use any Product- Related Technology or Process-Related Technology owned by GEHC that is necessary or useful to the Supplier for manufacture of the Products. Supplier acknowledges and agrees that no other use shall be made by the Supplier, its affiliates or authorized contractors of the GEHC Technology without the express written authorization of GEHC.

(b)	During and after the Term, the Supplier hereby grants to GEHC a royalty-free and nonexclusive right and license to use any Process-Related Technology owned by the Supplier that is necessary to GEHC for the manufacture, either directly or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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through a third party manufacturer, sale, distribution, and use of the Products. GEHC acknowledges and agrees that no other use shall be made by GEHC, its affiliates or authorized contractors of the Process-Related Technology of the Supplier, without the express written authorization of the Supplier.

15.3	Ownership of Technology.

(a)	GEHC Property. All tools, dies, drawings, plans, manufacturing aids, testing or other equipment or materials, and all intellectual property rights in the foregoing, which GEHC furnishes to the Supplier, or which is developed or acquired at GEHC’s expense or at its direction in the performance of work hereunder, shall be GEHC’s property (the “GEHC Property”). The Supplier hereby assigns and agrees to assign to GEHC, all such property. All such GEHC Property shall be safely maintained separate from the Supplier’s property, and marked “Property of General Electric Company.” The Supplier agrees not to substitute any property for GEHC Property and not to use such property except for performance of work hereunder or as authorized in writing by GEHC. The Supplier also agrees to insure any GEHC Property at full replacement cost. GEHC Property will be held at the Supplier’s own risk, and subject to removal by GEHC at its written request.

(b)	GEHC Technology. Including, but not limited to such GEHC Technology listed in Attachment F, all GEHC Technology (i) that is provided to the Supplier by and/or on behalf of GEHC or that is used by the Supplier with respect to the performance of its obligations hereunder and (ii) that was owned by GEHC prior to being provided to the Supplier shall be and remain the property of GEHC. The Supplier shall acquire no right, title or interest in the GEHC Technology as a result of its performance of its obligations hereunder. At GEHC’s request or upon termination or expiration of the Agreement for any reason, the Supplier shall return to GEHC any and all copies of GEHC Technology and remove all copies of such GEHC Technology from the computers and computer networks of the Supplier, save for one copy which may be retained for the purpose of monitoring the Supplier´s compliance with this provision.

(c)	Supplier Technology. All Supplier Technology that is both (i) provided to GEHC by and/or on behalf of the Supplier or that is used by the Supplier with respect to the performance of its obligations under the Agreement and (ii) owned by the Supplier prior to the performance of any of its obligations under the Agreement or acquired by the Supplier thereafter shall remain the property of the Supplier. GEHC shall acquire no right, title or interest in any such existing Supplier
Technology as a result of the Supplier’s performance of its obligations hereunder.

(d)	Newly Created Works. All Technology, that is either Product-Related Technology or Process-Related Technology, developed by the Supplier as a result of the Supplier’s manufacture and supply of the Products or otherwise derived from GEHC Technology (collectively, the “Works”) shall also be deemed GEHC Technology and solely owned by GEHC. Such Works shall be considered “works made for hire” pursuant to the Copyright Act of 1976, as amended, and all intellectual property rights in and to such Works, including any copyright, trade secret and patent rights, shall be solely and exclusively owned by GEHC. The Supplier shall disclose to GEHC in a timely manner any and all Works, and such disclosures by the Supplier shall include a reasonably detailed written description of such Works. To the extent that all applicable intellectual property rights in the Works are not deemed “works made for hire” and transferred and assigned to GEHC by operation of law, the Supplier hereby does and will transfer and assign, and cause its employees and agents to transfer and assign, now and in the future, all right, title and interest in the Works to GEHC. GEHC may transfer such Works to any third party or use the Works for any purpose without further payment to the Supplier. In the event GEHC decides to file one or more patent applications covering any such Works, the Supplier shall at GEHC’s request and expense assist GEHC in the preparation and prosecution of such patent application (s) and shall execute all documents (and cause its employees or agents to execute all documents) deemed necessary by GEHC for the filing thereof and/or the vesting in GEHC of all title thereto. Such Works shall be deemed GEHC Confidential Information under the Agreement.

15.4	No Rights. The Supplier shall acquire no right, title or interest in any of the trademarks, patents, trade secrets, service marks or copyrights belonging to GEHC except as otherwise stated in Exhibit D Section 15 herein. No rights are granted to the Supplier under any GEHC patents, copyrights, trade secrets, or other property rights except as may be expressly agreed to by GEHC in writing. The Supplier shall not use or incorporate into Products any intellectual property of others without their prior written permission.

15.5	Removal of Marks. Subject to clause 16 in Attachment D the Supplier agrees not to sell, transfer, distribute or otherwise convey any part, component, Product or service bearing or incorporating any GEHC trademark, trade name or service mark, part numbers or other identifiers, including any GEHC packaging, copyrights or code (“GEHC Marks”), to any party other than to GEHC or any affiliate of GEHC except as otherwise stated in

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Exhibit D Section 15 herein. The Supplier shall not have the right to sell rejected, returned or unpurchased Products to any third parties. The Supplier will defend and indemnify GEHC against any claims, losses, liabilities, costs or expenses that GEHC may incur as a result of the Supplier’s breach of this obligation.

15.6	Co-operation. The Supplier shall reasonably cooperate with GEHC to secure any intellectual property rights developed under this Agreement by, for example, assisting in the filing and prosecution of patent applications, and executing such documents as GEHC may reasonably request at GE expense.

15.7	Survival. The obligations under this Clause shall survive the termination of this Agreement.

TERMINATION

16.	Termination

16.1	Mutual Termination. Either Party may terminate this Agreement:

(a)	at any time upon written notice if the other Party (the “Defaulting Party”) materially defaults in the performance of one or more of its obligations hereunder and the Defaulting Party fails to cure the default within thirty (30) days after receiving written notice of such, provided that if the default is not reasonably susceptible to cure within such period, then the non-defaulting Party shall have the right to terminate this Agreement immediately upon written notice; or

(b)	immediately if any proceeding under the bankruptcy or insolvency laws is brought against the Defaulting Party, a receiver is appointed for the Defaulting Party or the Defaulting Party makes an assignment for the benefit of creditors, except as provided otherwise under applicable law.

16.2	GEHC Termination for cause. GEHC shall have the right to terminate this agreement and/or, at GEHC’s discretion, relevant Purchase Orders, with immediate effect in the event of (i) material breach by the Supplier of the Minimum Purchased Material Quality Requirements set forth in Attachment A (ii) a repeated breach of any term of this Agreement, (iii) consistent failure by the Supplier to meet required delivery dates, (iv) a delay in delivery that has exceeded more than [*] ([*]) days, (iv) material breach by the Supplier of the Supplier Integrity Statement set forth in Attachment B.

16.3	Purchase Orders. If GEHC terminates this Agreement in accordance with clause 16.1 or 16.2 it may also terminate all unfulfilled Purchase Orders without any liability except for the price of any Products previously delivered and accepted by GEHC (subject to any set-off available to GEHC). If GEHC terminates this Agreement in accordance with clause 16.3 or if the Agreement expires, GEHC and the Supplier agree that any unfulfilled Purchase Orders issued prior to such termination or expiry but not yet delivered shall survive until fully performed.

16.4	Any advance termination of this Agreement shall not relieve the Defaulting Party of its obligations and the non-defaulting Party shall retain all legal and equitable remedies after such termination.

16.5	In the event of termination whether for cause or otherwise, unless attributable to Suppliers material breach of contract as set forth in Clause 16.1 and 16.2, GEHC shall purchase the remaining Product in the Suppliers Safety stock and with regard to any other finished goods inventory of the Supplier, up to three months consumption of each of the Products according to the latest Forecast., provided the Products comply with at least [*] remaining shelf life and otherwise fully complies with the applicable specifications.

16.6	GEHC shall have the right to terminate the Agreement with eighteen (18) months written notice if the Supplier or any of its Affiliates markets or sells any immobilized chromatography products that is functionally substitutable (based on technical performance) with GEHC’s chromatography products containing the Products (as exemplified by MabSelect and MabSelect SuRe), provided that GEHC prior to termination shall give Repligen thirty (30) days written notice of its intent to terminate the agreement and should Repligen provide reasonable explanation of compliance or stop selling or marketing such product during the thirty day period, as certified by Repligen to GEHC in writing, then GEHC shall not have the right to terminate the agreement referring to such circumstances.

16.7	GEHC shall have the right to terminate the Agreement with twelve (12) months written notice if the control of the Supplier or its non-therapeutic protein A business is acquired by a company, which is a direct competitor to GEHC in the field of chromatography media or bioprocess hardware products.

COMMUNICATION AND MISCELLANEOUS

17.	Electronic Data Interchange

17.1	Access. GEHC, in its sole discretion, may permit the Supplier to have online access to designated computer systems of GEHC in order to facilitate the Supplier’s ability to perform its obligations under this Agreement. If such access is granted, the Supplier shall give to GEHC the names of the Supplier’s employees who have a legitimate business need for such access to GEHC’s computer systems, and GEHC shall provide a separate user identification code for each person. The Supplier, at its own expense, shall provide and maintain any hardware, telecommunications services and software not furnished by GEHC, which are needed to communicate reliably with GEHC’s computer systems. GEHC, in its sole discretion, may terminate the Supplier’s access to GEHC’s computer network at any time.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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17.2	Use Restrictions. The Supplier shall ensure that: (i) computer access is limited to those employees with a legitimate business need whose names have been furnished to GEHC; and (ii) such employees with access agree to keep any information so obtained strictly confidential, to use such information only to perform the Supplier’s contract obligations to GEHC and to cease accessing GEHC’s computer systems when no longer required to perform work under this Agreement. The Supplier shall promptly notify GEHC if it becomes aware of any unauthorized access to GEHC’s computer systems or unauthorized use of the information on the systems.

18.	Notices

18.1	All notices expressly required to be in writing (Legal notices) shall be, if required by either party, in English or at least accompanied by a translation into English, and shall be sufficiently served if delivered by hand (including by courier) or if sent by pre-paid first class post, special delivery, registered mail, or pre-paid air mail or by fax. In all cases notices shall be delivered to the respective Parties at the addresses specified on the front page of this Agreement.

18.2	A notice shall be deemed to have been received:

(a)	if delivered by hand, at the time of delivery;

(b)	in the case of pre-paid first class post, special delivery or registered mail, two business days after the date of posting;

(c)	in the case of pre-paid airmail, four business days after the date of posting.

(d)	in the case of fax, upon completion of transmission

18.3	For the avoidance of doubt, notices under this Agreement may not be served by email, unless the Parties agree at the time of service.

19.	Miscellaneous

19.1	Independent Contractor. The relationship of the Parties hereunder shall be that of independent contractors. Nothing in this Agreement shall be deemed to create a partnership, joint venture, or similar relationship between the Parties, and no Party shall be deemed to be an agent of the other Party.

19.2	Subcontractors. None of the obligations to be performed by the Supplier under this Agreement shall be performed by any subcontractor or other third party unless such performance shall have been approved by GEHC in writing.

19.3	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of State of New York without giving effect to the conflict of law principles thereof. The United Nations Convention on Contracts for International Sales of Goods shall not apply to this Agreement.

19.4	Arbitration. The Parties will attempt to resolve any dispute, controversy or claim relating to this Agreement through good faith negotiations within [*] ([*]) days, failing which the dispute shall be finally settled by arbitration in accordance with the Rules of the International Chamber of Commerce, which Rules are deemed to be incorporated by reference into this Clause. The seat of the arbitration shall be Boston in the event the Supplier is the defendant and Uppsala if GEHC is the defendant. The language of the arbitration shall be English, if requested by either Party. The cost of the arbitration will be shared equally by the Parties. The arbitrator will have the authority to apportion liability between the Parties, but will not have the authority to award any damages or remedies not available under the express terms of this Agreement. With regards to any action for breach of confidentiality or intellectual property obligations, nothing in this section shall preclude either party from seeking interim equitable relief but such request shall not be deemed a waiver of the obligation to arbitrate hereunder.

19.5	Force Majeure.

(a)	The obligations of either Party hereunder shall be excused or suspended to the extent performance is prevented or delayed by any future condition, which (i) is beyond the reasonable control, and without the fault or negligence, of the Party affected thereby, (ii) was not foreseeable by such Party at the time this Agreement was entered into, and (iii) could not have been prevented by such Party taking reasonable steps. Such conditions shall include, but not be limited to, war mobilisation, riots, fire, explosion, flood, insurrection, embargo, currency restriction, and acts or omissions of governments in their sovereign capacity.

(b)	The Party invoking relief hereunder, shall, within seven (7) days after commencement of the event of force majeure, give written notice thereof and of the anticipated consequences thereof, to the other Party.

(c)	In the event of any case of force majeure, the Party affected thereby shall take all reasonable measures to mitigate and minimise the effect of such case, and to resume as promptly as possible the diligent performance of its obligations under this Agreement, however GEHC shall be permitted during such time to acquire substitute or replacement items from one or more alternative sources. If the delay lasts more than thirty (30) days GEHC may terminate this Agreement and any applicable Purchase Orders.

(d)	Notwithstanding anything in this Agreement to the contrary, no delay or failure of a Party to perform its obligations hereunder shall be excused if and to the extent that it is caused by labour problems of such Party, its subcontractors’ and/or its suppliers such as strikes.

19.6	Assignment. This Agreement is personal to the Parties and no Party shall without the prior written consent of the other Party, assign this Agreement or any part of it. Any such action shall be declared null and void. No Party shall sub-contract or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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delegate in any manner any or all of its obligations under this Agreement to a third party or agent without the other Party’s consent. Notwithstanding the foregoing, GEHC may assign its rights and obligations under this Agreement without the Supplier’s consent: to an affiliate and in conjunction with the transfer of all or substantially all of its business or that part to which this Agreement relates. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors, and permitted assigns. The Supplier may not assign this Agreement to any third parties unless GEHC gives its written consent thereto in writing.

19.7	Publicity. The Supplier shall not issue any press release or announcement, use any of GEHC’s products or its name or trademarks in promotional activity, or otherwise publicly announce or comment on this Agreement without GEHC’s prior written consent except as provided for in Exhibit D section 15 herein or as may be otherwise required by law. Repligen has right to issue a press release on completion of this Agreement subject to prior review and approval by GEHC.

19.8	Amendment; Waiver; Survival. This Agreement may be modified only by a writing signed by both Parties. Any failure to enforce any provision of this Agreement is not a waiver of that provision or of either Party’s right to later enforce each and every provision. The terms of this Agreement that by their nature are intended to survive its expiration will continue in full force and effect after its expiration.

19.9	Severability. If any provision of this Agreement is determined to be legally unenforceable or invalid, it shall not affect the validity or enforceability of the remainder of the Agreement, and the remaining provisions will continue in full force and effect. The Parties will substitute a provision that most closely approximates the economic intent of the invalid provision.

19.10	Battle of Forms. This Agreement contains the entire agreement and understanding of the Parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement. For the avoidance of doubt, the Supply Agreement between the Parties dated May 26, 1999 as amended and the License Agreement between the Parties dated May 1, 1999 as amended are both hereby terminated. Any Orders placed under this Agreement shall be solely governed by the terms and conditions of this Agreement. No general terms and conditions of either Party referred to in purchase orders, order confirmations or elsewhere shall apply, unless expressly agreed in writing.

19.11	Affiliate. For the purposes of this Agreement, an Affiliate of a party shall mean any company controlled by or under common control with the relevant party where “control” means direct or indirect ownership of at least 50 percent of the voting stock or interest in a company or control of the composition of the board of directors.

19.12	Interpretation. In this Agreement, reference to a clause, section or Attachment are, except where otherwise stated, a reference to an Attachment of this Agreement and a clause or section of the relevant Attachment. Clause, section or Attachment headings in this Agreement and any descriptive notes in brackets are for convenience only and shall not affect the construction or interpretation of this Agreement. References to the words “include(s)” or “including” shall be construed without limitation to the generality of the preceding words. Unless the context otherwise requires, references to the singular include the plural and vice versa, references to any gender include all other genders and references to “persons” shall include individuals, bodies corporate, unincorporated associations, businesses and partnerships. Any reference to a day shall be to a calendar day unless specified otherwise. Any reference to a Business Day shall mean any day which is not a Saturday, Sunday or public holiday in the country in which GEHC or its relevant Affiliate or the Supplier is located unless specified otherwise.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Attachment F

GE Technology

Production know-how covering [*] with regard to rPA and ZätA protein, in particular as described in the following documentation.

Documentation – title	GEHC Doc No. (when applicable)

rPA
[*]

ZätA
[*]

For avoidance of doubt, the above is not an exhaustive list of GE Technology, but describes certain key elements of the manufacturing process and test methods relating to the Products.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

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Addendum No. 1 to Strategic Supplier Alliance Agreement between GE Healthcare Biosciences AB and Repligen Corporation

This Addendum No. 1 to the Strategic Supplier Alliance Agreement (defined below) is made, effective as of August 31, 2010 (“Amendment Date”), by and between,

1.	Repligen Corporation having its address at 41 Seyon Street Bldg #1, Waltham, MA 02453, USA (“The Supplier”), and

2.	GE Healthcare Biosciences AB, having its address at Bjorkgatan 30, S-751 84 Uppsala, Sweden (“GEHC”).

RECITALS

A.	GEHC and the Supplier have entered into a Strategic Supplier Alliance Agreement effective January 1, 2010 (the “Supply Agreement”) concerning the supply of certain recombinant protein ligand products to GEHC; and

B.	GEHC has obtained an exclusive license from [*****] who has developed certain technology in the field of production and use of recombinant Protein L (“rPL”) and who possesses certain intellectual property rights and know-how relating thereto; and

C.	GEHC wishes to out-source the process development, scale-up, process validations and commercial manufacture of rPL and the Supplier has declared its willingness to develop the process, scale-up, perform process validations of and to manufacture rPL commercially on behalf of GEHC; and

D.	GEHC desires to enter into a technology transfer program concerning all the know-how in GEHC’s possession relevant for the manufacture of rPL and the Supplier is willing to accept such technology transfer for the purpose of the Supplier’s process development, scale-up and commercial manufacture of rPL.

Considering the above and in consideration of the mutual covenants contained in this Addendum No. 1, the Parties have entered into the following amendment to the Supply Agreement

AMENDMENT

1.	Definition of product and specifications for rPL

1.1	Upon completion of the Technology Transfer Program as defined below in this Addendum No. 1, the “Products” in Section A of the Supply Agreement shall be deemed to include rPL and to the extent that nothing in this Addendum states anything to the contrary, all of the terms and conditions of the Supply Agreement shall apply to rPL accordingly. However, with regard to the TTP all other relevant provisions in the Supply Agreement, including but not limited to Attachment D, Section 10 (Manufacturing Process) and Section16 (Cellbanks) and Attachment E, Section 13 (Confidentiality) and 15 (Technology) shall apply.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

1.2	For avoidance of doubt, Attachment C and the following sections of Attachment D to the Supply agreement shall be exempted for rPL; section 6d, section 12 and section 13, and otherwise the Supply Agreement shall apply.

1.3	The prices and Specifications for rPL as attached hereto as Appendix 1 shall form part of Attachment C of the Supply Agreement.

1.4	A Calendar Year shall be defined as each calendar year commencing with the first full calendar year following the Amendment Date.

2.	Technology Transfer

2.1	The Parties have agreed to conduct a Technology Transfer Program (“TTP”), as set forth in the tentative plan in Appendix 2, with the objective to establish by the Supplier a validated manufacturing process and quality control methods for rPL in commercial scale. The Start Date shall be defined as the day upon which the Supplier receives both of: [*****]. Each party agrees to use all reasonable efforts to fulfill their respective part of the TTP in order to complete the TTP no later than [*****] after the Start Date.

2.2	The Process Technology relating to rPL, including but not limited to raw material sourcing, manufacturing, quality controls and quality assurances and all records and documents, including any related intellectual property rights, whether generated before or during the TTP shall be the sole property of GEHC. Such Process Technology shall be deemed Confidential Information under the terms of the Supply Agreement. The Supplier is hereby granted a right to use Process Technology relating to rPL only for the purpose of manufacturing rPL for the supply to GEHC under the Supply Agreement and this Addendum No. 1.

2.3	Both Parties shall assign a project team including one project leader per Party, including key competences needed to perform and complete the TTP. The project leaders shall establish a final technology transfer project plan.

2.4	The parties have agreed to the TTP in accordance with the following principles.

(a)	Except as provided herein or as may be otherwise agreed, each party shall carry its own costs in connection with the TTP.

(b)

The commercial production process for rPL (the “Documented Process”) developed by The Supplier and delivered to GEHC at the end of the TTP shall contain all necessary steering documents for the commercial production, including but not limited to, raw material sourcing, manufacturing, quality control testing and quality assurance. The Documented Process shall be developed, implemented, and validated in accordance with the Supplier’s policies and procedures. The Documented Process shall be based on the production know-how

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

transferred from GEHC in accordance with Appendix 2 and the results and experiences from productions in laboratory scale and from the productions in commercial scale.

(c)	The Supplier shall have the right to purchase all consumables required for the TTP and the manufacture of rPL, which are available from GEHC, from GEHC at the same terms and conditions as for the products listed in Section 14 in Attachment D to the Supply Agreement.

(d)	Documentation for the technical batch/es/, that will be produced at commercial scale prior to the first validation batch will not be issued or controlled by the Supplier’s QA Department.

(e)	GEHC shall ensure that its QA Department reviews and approves documents such as the validation plan and final validation report within [*****] of receipt from the Supplier. If GEHC determines that any such documents require revisions prior to approval, GEHC shall inform the Supplier about the requested changes within [*****] of receipt from the Supplier.

(f)	GEHC shall have the right to terminate the TTP for convenience at any time prior to reaching MS8 whereupon this Addendum no. 1 shall terminate. For the avoidance of doubt, following completion of MS8 GEHC shall no longer have the right to terminate this Addendum no.1 and any termination by either of GEHC or Supplier shall be solely in accordance with the terms and conditions of the Supply Agreement. If GEHC’s termination rights pursuant to this Section 2.4(f) are exercised, termination shall become effective [*****] after receipt by Supplier of GEHC’s written notification of its intent to terminate, whereupon GEHC shall pay Supplier a sum corresponding to USD [*****] for each full [*****] that has passed between the Start Date and the date of receipt of notice of termination, less any milestones payments made, subject to GEHC’s receipt of an invoice with [*****] credit period. The maximum compensation paid by GEHC, including milestone payments, shall never exceed USD [*****]. Following payment by GEHC of the amounts due under this Section 2.4(f), Supplier shall promptly make the deliveries to GEHC in accordance with Section 2.4(i).

(g)	In the event the milestone MS8 has not been reached within [*****] from the Start Date either Party shall have the right to terminate this Agreement with immediate effect provided that, if GEHC terminates the TTP in accordance with this Section 2.4(g), GEHC shall be obligated to compensate Supplier pursuant to the terms of Section 2.4(f) unless the delay mainly is due to circumstances related to the Supplier whereupon no compensation shall be paid and, if the delay is due to circumstances beyond the control of both parties, GEHC shall be obligated to compensate Supplier by paying the sum that would be due if the next coming milestone had been achieved.

(h)	A party shall also have the right to terminate the TTP, subject to written notice, in the event the other Party commits a material breach of its obligations hereunder, provided such breach is not remedied within [*****] from receipt of written notice.

(i)	As a result of a termination, the Supplier shall deliver to GEHC copies of all Process Technology related to rPL and copies of the Documented Process and all rPL manufactured and stored in any state. GEHC shall pay for shipping costs for such rPL and documentation.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

3.	Manufacturing

3.1	After the validation has been completed in accordance with the TTP, the Supplier shall manufacture and supply rPL in accordance with the Documented Process and the Supplier shall also manufacture, test and deliver rPL according to the Specifications. The Supplier shall be responsible for documenting the production process in accordance with ISO 9001 or equivalent.

3.2	GEHC hereby warrants and represents that GEHC shall only use the technical batch/es/ of rPL, which is delivered according to Milestone 4 (Appendix 2), for GEHC’s internal technical purposes and that GEHC shall not sell or otherwise transfer any materials made with such technical batch/es/ to any third party.

3.3	For avoidance of doubt any future scale up activities of the rPL Process, shall be considered to be controlled by the terms in Attachment A, section 4 in the Supply Agreement.

4.	Project Milestones and Payments

4.1	GEHC shall pay the Supplier [*****] upon execution of MS2 in Appendix 2.

4.2	GEHC shall pay the Supplier [*****] upon receipt and approval of [*****] (MS3 in Appendix 2).

4.3	GEHC shall pay the Supplier [*****] upon approval of MS4 in Appendix 2.

4.4	GEHC shall issue a Purchase Order for the [*****] validation batches at the time of completion of MS7 and GEHC shall pay Supplier [*****] within [*****] following completion of MS8, i.e. [*****] and upon receipt of the validation report (MS8 in Appendix 2). The milestone payment of [*****] will constitute payment in full for the [*****] of rPL delivered to GEHC, which payment is consistent with the agreed upon pricing in Appendix 1.

4.5	GEHC shall pay the Supplier [*****] upon the completion of MS9 in Appendix 2.

5.	Purchase and Price of rPL

5.1

GEHC agrees that it will purchase rPL exclusively from the Supplier for a period of [*****] from the date of MS8 achievement. In the event that the Supply Agreement is not extended such that the period of exclusivity ends with the expiration of the Supply

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Agreement, GEHC shall make a compensatory payment of [*****] to Supplier and also agrees to purchase all inventories of rPL that Supplier holds in compliance with this Addendum and the Supply Agreement, provided the rPL comply with at least [*****] remaining shelf life and otherwise fully complies with the applicable specifications and, for avoidance of doubt, the price conditions in Appendix 1 shall apply.

5.2	The Parties have agreed on the price conditions for rPL as set forth in Appendix 1 hereto. Such prices shall remain in effect throughout the [*****] period of exclusivity specified in Section 5.1, unless otherwise agreed. The [*****] period of exclusivity of rPL supply at the agreed prices is intended to provide a means by which the Supplier may be more fully compensated for its investments made during the TTP.

5.3	The price conditions set forth in Appendix 1 shall remain in effect for [*****] and shall thereafter be adjusted [*****] in accordance with the U.S. Consumer Price Index. However if and when the stability of the rPL intermediate, defined as the [*****], has been confirmed to be longer than [*****] and once the cumulated amount of ordered rPL from GEHC in a [*****] has reached or exceeded [*****], a general discount of [*****] shall be applied on the calculated price for all other purchases thereafter. [*****].

Any other price adjustments shall only be by the written mutual agreement of the parties.

6.	Miscellaneous

6.1	Capitalized terms used in this Addendum No. 1 and not otherwise defined in this Addendum No. 1 shall have the meaning defined in the Supply Agreement.

6.2	Except as expressly amended herein, all terms and conditions of the Supply Agreement are hereby ratified and confirmed and shall remain in full force and effect.

6.3	This Addendum No. 1 shall be effective as from the Amendment Date. The term Supply Agreement as used in this Amendment No. 1 shall from and after the Amendment Date be deemed a reference to the Supply Agreement as amended by this Addendum No. 1.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

This Addendum No. 1 may be executed in counterparts each of which shall be deemed an original and all such counterparts shall constitute one and the same instrument. The Parties have executed this Addendum No. 1 in two originals whereof the Parties have taken one each.

REPLIGEN CORPORATION		GE HEALTHCARE BIO-SCIENCES AB

By:	/s/ Walter C. Herlihy	By:	/s/ Magnus Lundgren

Name:	Walter C. Herlihy, PhD	Name:	Magnus Lundgren

Title:	President and Chief Executive Officer	Title:	Global Sourcing Executive

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Appendix 1: Products, Prices and Specifications - rPL

Product name: rPL

GEHC Article Number: To be determined

Supplier Article Number/unit: To be determined

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Currency: USD

Delivery term: FCA Waltham, Massachusetts

Revision date: 16 April 2010

Terms of transportation

At or below-18 °C.

Storage conditions

Preserve in a well-closed container at or below -18 °C.

Shelf life

To be determined by GEHC from stability studies

Mass

[*****]

Description

To be determined in the TTP

Requirements on properties

Characteristic	Tolerance limit	Test method	Remark
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Comment:

1)	Repligen’s method.

2)	A final lower value may be decided later by mutual agreement, based on the result from validation batches.

Prices validation batches

The following prices will apply for the purchase of rPL by GEHC through the first Calendar Year:

Quantity purchased by GEHC in that Calendar Year	Price per gram
First [*****]	$	[*****	]
Next [*****]	$	[*****	]
Next [*****]	$	[*****	]
Any amounts in excess of [*****]	$	[*****	]

For the avoidance of doubt the following example is intended to describe the use of the price ladder above:

GEHC places the following orders:

[*****]

[*****]

[*****]

[*****]

The prices agreed herein do not include the costs of transportation, packaging, shipping or taxes (including VAT) for the Products and will be paid by GEHC. The costs of packaging will be charged to GEHC by Supplier directly and shall be clearly specified on the invoice.

Lead time (PO): [*****] for orders in line with committed portion of the Forecast

Lead Times for Safety Stock Replenishment

Requirement	Lead time rPL
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Level of Supplier’s Safety Stock

[*****] of the previous [*****] purchase by GEHC, to commence in the [*****].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Tentative Technology Transfer Program concerning the manufacturing process for rPL

(TO BE COMPLETED)

1.	Scope

GEHC has developed a manufacturing process for rPL in lab scale. The manufacturing process includes fermentation, primary recovery, acid precipitation, chromatography purification and final concentration and formulation of the protein.

The Parties agree that certain process development work is required in order to optimize the process toward the intended production equipment and to secure a smooth scale up of the process to commercial scale and that such work shall be included in the scope of the TTP.

GEHC has also developed analysis methods to be used for characterization of the protein as well as analysis methods to be used for in process analysis.

2.	Technological goals

•	[*****]

•	[*****]

•	[*****]

•	[*****]

3.	Specifications of rPL

See Appendix 1

4.	Time schedule

Time schedule, including critical time lines and responsible persons, to be finalized by the project team

5.	Milestones and Deliveries

MS0	[*****]

MS1:	[*****]

MS2:	[*****]

MS3:	[*****]

MS4:	[*****]

MS5:	[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

MS6:	[*****]

MS7:	[*****]

MS8:	[*****]

MS9:	[*****]

6.	Deliveries

From GEHC ÚThe Supplier

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

From The Supplier Ú GEHC

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

[*****]

All documents transferred between the Parties shall be in the form of controlled copies if approved documents are being transferred. In case a draft version is being transferred between the Parties, the version number and draft date are mandatory. Acceptable ranges for all parameters, for critical parameters Proven Acceptable Ranges (PAR) is recommended for the purpose of Manufacturing Formula and Process validation, shall be included in the methods transferred to Repligen.

7.	Resources

Allocated by GEHC

Project leader:	[*****]
Fermentation:	[*****]
Down Stream Process:	[*****]
Analysis:	[*****]
QA:	[*****]

Allocated by Repligen
Project leader:	[*****]
Fermentation:	[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Down Stream Process:	[*****]
Analysis:	[*****]
QA:	[*****]
Production:	[*****]

8.	Contact persons

REPLIGEN:	[*****]
GEHC:	[*****]

9.	Progress reports

The project team will establish [*****] short written communications on project status, timing and performance of the TTP.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

AMENDMENT NO. 1 TO STRATEGIC SUPPLIER ALLIANCE AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to that certain Strategic Supplier Alliance Agreement dated as of January 28, 2010 (the “Supplier Agreement”), by and between Repligen Corporation, a Delaware corporation (“Supplier”), and GE Healthcare Bio-Sciences AB, a company organized under the laws of Sweden (“GEHC”), is entered into on October 27, 2011, by and between Supplier and GEHC.

W I T N E S S E T H:

WHEREAS, Supplier expects to enter into an agreement (the “Purchase Agreement”) on or about the date hereof, by and among Supplier, Novozymes Biopharma DK A/S, a company organized under the laws of Denmark (“Novozymes Denmark”), and the other parties thereto, pursuant to which Novozymes Denmark proposes to sell the manufacturing and supply business of cell culture ingredients and protein A affinity ligands for use in industrial cell culture, stem and therapeutic cell culture and biopharmaceutical manufacturing run by Novozymes Denmark and Novozymes Biopharma Sweden AB, a company organized under the laws of Sweden and a wholly-owned subsidiary of Novozymes Denmark (“Novozymes Sweden”), to an affiliate of Supplier (the “Transaction”);

WHEREAS, Section 19.8 of Attachment E (General Terms and Conditions) to the Supplier Agreement provides that the Supplier Agreement may be modified only by a writing signed by both Supplier and GEHC; and

WHEREAS, Supplier and GEHC desire to amend the Supplier Agreement and Attachments thereto as provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Supplier Agreement.

2. Amendment to the Supplier Agreement.

(a) The second paragraph titled “Agreement Term” of Section C of the Supplier Agreement shall be amended and restated in its entirety as follows:

“Agreement Term: This Agreement shall commence on the Effective Date and, subject to the rights of termination in clause 16 of Attachment E, shall continue until January 28, 2015 (the “Term”); provided that the Term shall continue until December 31, 2021 if the manufacturing and supply business of cell culture ingredients and protein A affinity ligands for use in industrial cell culture, stem and therapeutic cell culture and biopharmaceutical manufacturing run by Novozymes Biopharma DK A/S, a company organized under the laws of Denmark (“Novozymes Denmark”), and Novozymes Biopharma DK A/S, a company organized under the laws of Denmark and a wholly-owned subsidiary of Novozymes Denmark (“Novozymes Sweden”), is transferred to Supplier or an affiliate of Supplier (the “Transaction”) by December 31, 2011 (the “Outside Date”). The Parties shall negotiate eighteen (18) months prior to the expiration of the Term (including any extensions thereof as provided herein) to decide whether to renew this Agreement.”

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

(b) Attachment C of the Supplier Agreement shall be amended by replacing each of the two (2) occurrences of the phrase “Price ladder 2014” with the phrase “[*]”.

(c) Section 9 of Attachment E of the Supplier Agreement shall be amended to include a new Section 9.3 as follows:

“The Supplier and GEHC agree to each use commercially reasonable efforts to define Supplier’s internal contingency arrangements to support GEHC’s continuity of supply regarding both (a) Supplier and its main operating facility as of the date hereof in Waltham, Massachusetts, United States and (b) if the Transaction is consummated, Novozymes Sweden and its main operating facility as of the date hereof in Lund, Sweden in order to meet GEHC’s customers’ requirements for documenting security of supply to the extent reasonably practicable. The Supplier agrees to provide GEHC with a revised draft of such contingency arrangements for review. GEHC agrees to notify the Supplier in writing of any proposed revisions to such draft contingency arrangements within [*] ([*]) days of receipt, which proposed revisions shall thereafter be considered by Supplier, and mutually discussed by Supplier and GEHC, each acting reasonably, until promptly resolved; provided that if GEHC fails to deliver any such written notice of any proposed revisions to Supplier within [*] ([*]) days of receipt, then GEHC will be deemed to have accepted such contingency arrangements submitted by Supplier.”

3. Effect of Amendment. In the event that the Transaction is not consummated by December 31, 2011, GEHC and Supplier shall each have the right to terminate unilaterally this Amendment by giving the other party hereto written notice no later than fifteen (15) days following such date and, if such notice is delivered, this Amendment and the changes to the Agreement contemplated hereby shall be of no force or effect. The parties hereto agree that except as otherwise set forth herein, all terms of the Supplier Agreement shall remain in full force and effect. In the event of any inconsistency or conflict between the Supplier Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

6. Entire Agreement. This Amendment and the Supplier Agreement, including the Attachments, exhibits, schedules and other documents referred to therein which form a part thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. From and after the execution of a counterpart hereof by the parties hereto, any reference to the Supplier Agreement shall be deemed to be a reference to the Supplier Agreement as amended hereby.

7. Governing Law. This Amendment and any disputes hereunder shall be governed by and construed in accordance with the laws of State of New York without giving effect to the conflict of law principles thereof. The United Nations Convention on Contracts for International Sales of Goods shall not apply to this Amendment.

8. Counterparts. This Amendment may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page with regard to any agreement subject to the terms hereof or any amendment thereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

[SIGNATURE PAGES FOLLOW]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered as of the date first above written.

SUPPLIER:

Repligen Corporation

By:	/s/ Walter Herlihy
Name: Walter Herlihy
Title: Authorized Signatory

GEHC:

General Electric Company on Behalf of its Division, GE
Healthcare

By:	/s/ Magnus Lundgren
Name: Magnus Lundgren
Title: Global Sourcing Executive

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act; [*] denotes omissions.

Temporary Terms 2013 (The “2013 Amendment”)

The following temporary terms shall apply for the Products rPA and Zäta, during the, period 21th of February 2013 up to 31st of December 31st 2013 (the “Period”) purchased and delivered from the 2 sites Lund and Waltham and accordingly amending the Attachment C in the SSAA between Repligen Corporation and GE Healthcare Bio-Sciences AB, dated 2010-01 01, (the “Repligen Agreement”) and the Attachment C in the SSAA between Repligen Sweden AB (formerly known as Novozymes Biopharma Sweden AB) and GE Healthcare Bio-Sciences AB, dated 2011-07 07, (the “Novozymes Agreement”).

1.	Prerequisites: Volume requirements per Product and site including fixed prices for the Products purchased and delivered during the Period as follows:

Total spend
[*****] Zäta delivered from Waltham @[*****]	[*****]
[*****] Zäta delivered from Lund@[*****]	[*****]

Total Zäta [*****]

[*****] rPA delivered from Lund @[*****]	[*****]
[*****] rPA delivered from Waltham@[*****]	[*****]

Total rPA[*****]

Total rPA and Zäta: [*****]

2.	For total combined volumes of Zäta during the Period that is outside the range [*****] the following mechanisms shall apply for the prices:

a)	For total combined purchases of such quantities exceeding [*****]:

Discounts
Volume exceeding [*****] Zäta	Buy&Pay site Waltham	Buy&Pay site Lund
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

For the avoidance of doubt the discounts in the table above do not apply retroactively and only apply to the amounts exceeding [*****] Increments.

b)	For total combined purchases if such combined purchases fall below [*****]: GEHC shall pay to Repligen the sum of [*****] for each shortfall of [*****] less than [*****], meaning that if GLTIC purchases only [*****] of Zäta in calendar year 2013; GEHC shall pay to Repligen the sum of [*****] as a “true-up” with any such payment to be made in 2013 or before [*****].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

3.	For total combined volumes of rPA during the Period that is outside the range [*****], the following mechanisms shall apply for the prices:

a)	For total combined purchases of such quantities exceeding [*****]:

Discounts
Volume exceeding [*****] rPA	Buy&Pay site Waltham	Buy&Pay site Lund
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

For the avoidance of doubt the discounts in the table above do not apply retroactively and only apply to the amounts exceeding [*****] increments

b)	For total combined purchases if such combined purchases fall below [*****]: GEHC shall pay to Repligen the sum of [*****] for each shortfall of [*****] less than [*****], meaning that if GEHC purchases only [*****] of rPA in calendar year 2013; GEHC shall pay to Repligen the sum of [*****] as a “true-up” with any such payment to be made In 2013 or before [*****].

4.	As a basis for the price to be applied for 2011 for each of the Products the Parties revert to the Terms and Conditions in Repligen Agreement, including that the price ladders in the Repligen Agreement shall be applied using the below agreed cumulated [*****] purchases of Products.

For the sole purpose to reestablish a basis of the price calculations for [*****], the total cumulated volume of Zäta and rPA delivered from the 2 sites during 1st of January to 31th of December 2013, [*****] shall be deemed as it was delivered from the Waltham site and [*****] shall be deemed as it was delivered from the Lund site.

Furthermore the volume referred to have been delivered from the Waltham site shall be split even over the [*****] in 2013, as shown in the below example;

a)	Assume [*****] of Zäta was delivered from the 2 sites during 1st of January to 31st of December 2013. Then the volume to be deemed to have been delivered from the Waltham site respectively the Lund site during 2013shall be split as follows:

	Q1		Q2		Q3		Q4		Total
Waltham	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Lund									[*****	]
									[*****	]

b)	Assume [*****] of rPA was delivered from the 2 sites during 1st of January to 31st of December 2013. Then the volume to be referred to have been delivered from the Waltham site respectively the Lund site in 2013 shall be split as follows:

	Q1		Q2		Q3		Q4		Total
Waltham	[*****	]	[*****	]	[*****	]	[*****	]	[*****	]
Lund									[*****	]
									[*****	]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

5.	If any of the production sites; Lund or Waltham, face supply problems for any of the Products during the Period meaning that each of the above volume requirements per site in section 1 cannot be fulfilled, [*****] per Product as stated in section 1 shall be applied. In such a situation and in case the volumes purchased arid delivered are outside the amounts of [*****] Zäta respectively [*****] rPA the price mechanism according to the terms in section 2 and 3 shall be applied.

Agreed and accepted by Repligen Corporation

Signature	/s/ Jonathan Lieber

Printed name	Jonathan Lieber

Title	CFO

Date	2/21/13

Agreed and accepted by GEHC Bio-Sciences AB

Signature	/s/ David Raw

Printed name	David Raw

Title	Sourcing Manager

Date	February 22, 2013

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

AMENDMENT NO. 4 TO STRATEGIC SUPPLIER ALLIANCE AGREEMENT

This Amendment No. 4 (the “fourth Amendment”) to that certain Strategic Supplier Alliance Agreement with an Effective Date of January 1, 2010 (the “Supplier Agreement”) and made by and between Repligen Corporation, a Delaware corporation (the “Supplier”) and GE Healthcare Bio-Sciences AB, a company organized under the laws of Sweden (“GEHC”), with the terms hereof being effective from February 22, 2016 (the “Effective Date”), by and between Supplier and GEHC.

WITNESSETH

WHEREAS, the Supplier Agreement has previously been three times amended in accordance with; in the first instance, an amendment made effective August 31, 2010 (titled “Addendum No. 1”), in the second instance, an amendment made effective as of October 27, 2011 (titled “Amendment No. 1”), in the third instance, an amendment made effective February 22, 2013 (titled “2013 Amendment”); altogether the “Previous Amendments”; and

WHEREAS, Supplier and GEHC mutually wish to make certain further modifications to the terms and conditions of the Supplier Agreement as amended by the Previous Amendments; and

WHEREAS, Clause 19.8 of Attachment E to the Supplier Agreement provides that the Supplier Agreement may be modified only by a writing signed by both parties; and

WHEREAS, (i) a certain related Strategic Supplier Alliance Agreement, dated July 7, 2011, amended through Amendment No. 1, dated October 27, 2011, the Amendment No. 2, dated February 22, 2013 and the Amendment No. 3 dated January 1, 2016 (jointly hereinafter the “Related Agreement”, are in effect by and between GEHC and Repligen Sweden AB, a wholly owned subsidiary and Affiliate of Repligen;

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to further amend the Supplier Agreement as amended by the Previous Amendments in accordance with terms and conditions of this Fifth Amendment which are as follows:

1.	Defined Terms. Capitalized terms used herein, unless otherwise defined or modified herein, shall have the same meaning as defined in the Supplier Agreement. If not previously defined in the Supplier Agreement or a Previous Amendment, terms that are defined as follows or are capitalized in this Fifth Amendment shall have the meaning defined herein.

a.	“Recombinant Product(s)” shall mean either or both of the Products rPA and Zäta but shall be understood to exclude rPL which, in accordance with Addendum No. 1, is a Product under the Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

2.	Named Parties. All references to Parties in this Amendment may include either or both of Supplier and its wholly owned Affiliate Repligen Sweden AB together with GEHC. All subsequent references to “Repligen” in this Amendment shall be understood to be inclusive of both Supplier and its Affiliate, Repligen Sweden AB. “Lund Site” shall mean Repligen’s manufacturing site in Lund, Sweden and “Waltham Site” shall mean the Supplier’s manufacturing site in Waltham, Massachusetts, USA and “Site” shall mean either the Lund Site or the Waltham Site and “Sites” shall mean both of them.

3.	Amendment to the Supplier Agreement.

a.	The second paragraph, titled “Agreement Term” of Section C of the Supplier Agreement, as previously amended by Amendment No. 1, shall be amended and restated in its entirety as follows:

“This Agreement shall commence on the Effective Date and, subject to the rights of termination in Clause 16 of Attachment E (as amended hereby), shall remain in effect until December 31, 2021 (the “Term”). The Parties shall renegotiate [*****] prior to the expiration of the Term (including any extensions thereof as provided herein) to decide whether to renew this Agreement.”

b.	Attachment C (revision date 22 January, 2010) entitled “Products, Prices, and Specifications; as previously amended by Addendum No. 1,; shall be deleted and replaced in its entirety by Revised Attachment C (revision date January 1, 2016 attached hereto. Attachment C shall be a complete current list of all Products, Prices and Specifications applicable at the time of the signing of this Amendment.

c.	The first sentence of Clause 3(c) of Attachment D, entitled “Payment Terms”, is deleted and replaced with the following sentence:

“GEHC shall settle any undisputed invoices arising under this Agreement [*****] after receiving an invoice prepared in accordance with the terms of this Agreement.”

d.	A new clause 3(g) of Attachment D, entitled “Productivity Improvement and Cost Reductions”, is hereby added for the Recombinant Products as follows

[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

e.	The first two sentences of Clause 6(a) of Attachment D, entitled “Forecasting”, are hereby amended as follows (changes underlined):

“Forecasting. [*****]days before the end of each quarter, GEHC shall submit to Repligen in writing a [*****] month rolling quarterly forecast (“Forecast”) for its total estimated needs of the Products during the subsequent [*****] month period from Repligen. Repligen shall use the Forecast as the basis for its production planning and shall replenish the Safety Stock according to the agreed lead-times set forth in the Revised Attachment C, as amended herein. Repligen shall further allocate production between its Sites in accordance with the provisions of Clause 6(d) of Attachment D as amended herein. As a consequence of the Forecast, GEHC will propose and send Repligen a purchase plan, showing the required delivery weeks and specifying the amount to be delivered to GEHC for the first quarter of each said Forecast. If GEHC for any reason don’t send a purchase plan to Repligen, GEHC shall instead issue purchase orders reflecting the amount for the binding quarter according to section 6b in Attachment D in the Supplier Agreement. The purchase plan shall be deemed accepted in the case where the amounts in the purchase plan are within the Safety Stocks reported to GEHC, as per the 4th sentence of Section 9 of Attachment D, as amended herein. GEHC acknowledges that accepted orders within the Safety Stocks levels may require use of safety stock. In the case the stated amounts in the purchase plan exceed the inventories reported for each Site as per above, the Parties shall negotiate in good faith a new purchase plan and Repligen shall use [*****] to accommodate to such a new purchase plan.”

f.	A new paragraph shall be added to Clause 6(d) of Attachment D, entitled “Purchase Commitment”, according to the following:

“Supply of Product. GEHC acknowledges that, pursuant to this Agreement and section 6D of Attachment D in the Related Agreement : (a) GEHC has an obligation to purchase no less than [*****] of its requirements for each of the two Recombinant Products in the aggregate from both Sites so long as (i) both the Supplier Agreement and the Related Agreement remain in effect or (ii)GEHC has not used its right to reduce its minimum Purchase Commitment for any Products from the Lund Site, according to section 16.1 of Attachment E in the Related Agreement and the purchase orders issued by GEHC for the Recombinant Products, shall be split between the Waltham site and Lund site as follows: [*****] to the Waltham site and [*****] to the Lund site, as close as possible per every [*****] with an allowance to deviate from the above split not more than [*****] per Recombinant Product during any calendar year, measured through the actual invoiced amount in [*****] from the Waltham site and the Lund site. Both Parties shall aim to minimize the above mentioned deviation, through adjustments of the concerned purchase orders and or shipment amounts in the 4th [*****] of the calendar year. Deviations exceeding [*****] per Recombinant Product shall be balanced in the subsequent calendar year. To the extent GEHC uses its right to reduce its minimum purchase commitments for

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

any or all Products from the Lund Site [*****] the purchase commitment, as regards the two Recombinant Products shall be reduced accordingly and what is set out in Section 6 d Attachment D of the Supplier Agreement shall apply, meaning that if the purchase commitment from the Lund Site is for example [*****], the purchase commitment from the Waltham Site remain according to what is set out in clause 6d in Attachment D in the Supplier Agreement, that is at least to [*****] of GEHC´s total requirements of Recombinant Products per calendar year. For further clarification, if GEHC reduces its purchase commitment of Recombinant Products to Repligen to between [*****]then all of GEHC orders to Repligen will be delivered as per this section 3f, that is [*****] to Waltham site and [*****] to Lund site for such Recombinant Products not terminated by the Lund site.

Below summarizes the different scenarios of Purchase Commitment and the resulting distribution of Purchase Orders of the Recombinant Products, see also Table 1; Recombinant Products:

Prerequisite scenario 1 is in effect:

•	GEHC has not used it right to reduce the Purchase Commitment to Lund or

•	GEHC has used its right to reduce the Purchase Commitment to Lund to between [*****]

•	GEHC has used its right to reduce the Purchase Commitment to Lund below [*****] however Supplier has not terminated its commitment to supply Products from Lund.

then the purchase orders of Recombinant Products to Repligen shall on a [*****] basis be distributed as follows:

•	[*****] towards the Waltham site

•	[*****] towards the Lund site

Prerequisite scenario 2 is in effect:

•	GEHC has used its right to reduce the Purchase Commitment of Recombinant Products to Lund below [*****] and the Supplier has terminated its commitment to supply Products from Lund Site to GEHC or

•	GEHC has used its right to reduce the Purchase Commitment of Recombinant Products to Lund to [*****]

then at least [*****] of GEHC’s total requirements of Recombinant Products shall be placed as purchase orders to the Waltham site. For avoidance of doubt Supplier’s commitment according to 6c Attachment D remain in force

[*****]

GEHC hereby agrees and affirms that Repligen shall have the right to apportion manufacturing of either or both Recombinant Products between the Sites as it chooses and Repligen may, in its sole discretion, choose so long as:

a)	GEHC’s total requirement of Recombinant Products as specified in the committed Forecast are timely delivered to GEHC in accordance with the terms and conditions of the Supplier Agreement

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

b)	Repligen manufactures each of the Recombinant Products at each of the Lund Site and the Waltham Site respectively with a minimum of [*****] of GEHC’s yearly requirement in [*****], at each Site, during each rolling twelve month period, commencing with the Effective Date of the Amendment, and

c)	Repligen maintains its required Safety Stock as set out in Attachment C to this Amendment. Repligen shall apportion and control the Safety Stocks of Products in accordance with the provisions of the Attachment C to this Amendment”

d)	The Parties have agreed that under the Agreement and the Related Agreement, the Supplier may choose to fulfill the purchase orders issued by GEHC as per the following:

(i)	a purchase order placed to the Waltham Site can be delivered from the Lund site and the concerned invoice shall be issued by the Waltham site, and

(ii)	a purchase order placed to the Lund site can be delivered from the Waltham site and the concerned invoice shall be issued by the Lund site,

For clarity,

•	any costs incurred associated with the use of the process set out in (d) (i) and (ii) shall be born solely by the [*****] and

•	first in first out (FIFO) principle shall be applied for the total inventory on both Sites

g.	The 4th and 5th sentence of Clause 9 of Attachment D is deleted and replaced with the following sentence:

“The Supplier shall in good faith provide GEHC on a [*****] basis with a report of inventory levels of finished goods of the Products, showing the current inventory levels and the planned levels for the forthcoming [*****], no later than the [*****] in every calendar [*****] with the following details: Forthcoming [*****], inventory levels at the end of the respective [*****]; forthcoming [*****], inventory levels at the end of [*****] respectively.”

h.	The first 2 sentences of Clause 2.1 in Attachment E shall be amended as follows:

“Unless otherwise agreed Products shall be delivered according to the Incoterms 2010 set out in Attachment C and title shall transfer at the same time as the risk transfer in accordance with such Incoterms”

i.	A new clause 6.3 is added to the Attachment E as follows:

[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

j.	Clause 16.6 of Attachment E is hereby amended and restated in its entirety as follows :

“GEHC shall have the right to terminate the Agreement with eighteen (18) months written notice if the Supplier or any of its Affiliates markets or sells any immobilized chromatography products which is functionally substitutable (based on technical performance) with GEHC’s chromatography products containing the Products (as exemplified by MabSelect and MabSelect Sure). For the avoidance of doubt, GEHC is aware that Repligen markets and sells certain immobilization chromatography media products currently known as IPA-300 and CaptivA, which due to their current product specifications and technical performances are not functionally substitutable with MabSelect family products and GEHC acknowledges that marketing and sale of such products is not in violation of this Clause 16.6”

k.	Clause 16.7 of Attachment E, is amended and restated in its entirety as follows:

“GEHC shall have the right to terminate the Agreement with twelve (12) months written notice if (i) the Supplier’s protein manufacturing operation in the Lund Site is transferred outside of the Repligen group of companies or moved outside of Sweden or the protein manufacturing operation in the Waltham Site is transferred outside of the Repligen group of companies or moved outside of US(ii) if the control of Repligen or the Repligen group of companies is taken over by a direct competitor of GEHC in the field of chromatography media or bioprocess hardware products whereby control shall mean directly or indirectly (i) holding fifty percent (50%) or more of its issued shares, or (ii) of the voting power therein, or (iii) of the interest in the income of such corporation, partnership or other entity, or (iv) having the power to appoint the majority of its directors or (v) otherwise having the power to direct its business activities.

4.	Effect of Amendment. In the event of the expiration or termination for any reason of the Related Agreement, the provisions of this Amendment shall continue to be effective.

5.	Entire Agreement. This Amendment, together with the Supplier Agreement as amended by the Previous Amendments and the Attachments, exhibits, schedules, and other documents referred to therein contain the entire understanding of the Parties with respect to the subject matter contained herein and therein. From and after the effective date of this Amendment, any reference to the Supplier Agreement shall be deemed a reference to the Supplier Agreement and its Previous Amendments as further amended hereby.

(SIGNATURE PAGES FOLLOW)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to executed and delivered as of the date first above written.

SUPPLIER:

BY:	/s/ Howard Benjamin

Name:	Howard Benjamin

Title:	VP, BD

GEHC

By:	/s/ Bo Lundström

Name:	Bo Lundström

Title:	Managing Director

GEHC

By:	/s/ Jan Erneberg

Name:	Jan Erneberg

Title:	Chairman

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Revised Attachment C

Products, Prices, and Specifications

GEHC Biosciences/Repligen Corporation SSAA

Currency:	USD

Delivery Terms:	FCA Waltham, Massachusetts

Revision Date:	January 1, 2016

A. RECOMBINANT PRODUCT

Product Name	Zäta
GEHC Article number	[*****]

Unit size:

At least [*****] Zäta per bottle meaning that the content per bottle shall be [*****]. Each bottle shall be labeled with [*****] Zäta. For remains achieved during filling the actual quantity in gram shall be stated on each bottle.

Supplier Article Number/unit sizes for the remains of a batch

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Price and [*****] Price Adjustment Procedure

The Actual Price to be paid by GEHC for Zäta in any subsequent calendar [*****] during the Term of the Amendment shall thus be calculated at the end of each actual [*****] in accordance with the following formula based on the [*****] lookback quantities of Zäta ordered from Waltham (WKg):

[*****] lookback	Price formula	Slope
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

For amounts supplied in aggregate from the Supplier and Repligen Corporation beyond [*****], GEHC and Repligen may agree upon the price mechanisms to get reduced prices for such amounts as may exceed [*****]. Such discussions may include the option of mechanisms to reduce pricing below [*****].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

In case the Parties do not reach an agreement on modified prices and/or floors, the current mechanisms will stay in place until the end of the agreement.

Lead Time (PO): Delivery date by the Supplier shall be [*****] from acceptance of PO with commercially reasonable efforts to deliver in [*****]

Remaining shelf life upon delivery:	[*****]

Level of Supplier’s Safety Stock:

Throughout the Term, Repligen shall adjust the level of safety stock which is equal to at least [*****] of the aggregate of the amount of Zäta actually purchased during the preceding [*****] plus the [*****] Forecast The location(s) of said safety stock shall be established by Repligen according to the terms in the Related Amendment, Amendment No. 3, dated January 1st, 2016, Attachment C, A Recombinant Product

Shelf Life	[*****]

Lead Times for Safety Stock Replenishment: Repligen and GEHC undertake to agree to a plan to replenish safety stock within [*****] so long as GEHC has not purchased more than [*****] of the Waltham Site safety stock. If GEHC purchase more than [*****] of the Waltham site safety stock, replacement time of safety stock shall be negotiated between the Parties and Repligen shall use [*****] to accommodate to any such proposal, within [*****].

B. RECOMBINANT PRODUCT

Product Name	rPA
GEHC Article number	[*****]

Unit size:

At least [*****] rPA per bottle meaning that the content per bottle shall be [*****]. Each bottle shall be labeled with [*****] rPA. For remains achieved during filling the actual quantity in [*****] shall be stated on each bottle.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Supplier Article Number/unit

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Price and [*****] Price Adjustment Procedure

The actual price to be paid by GEHC for rPA in any subsequent calendar [*****] during the Term of the Amendment shall thus be calculated at the end of each actual [*****] in accordance with the following formula based on the [*****] lookback quantities of rPA ordered fromWaltham (WKg):

[*****] lookback	Price formula	Slope
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

For amounts supplied in aggregate from the Supplier and Repligen Corporation beyond [*****], GEHC and Repligen may agree upon the price mechanisms to get reduced prices for such amounts as may exceed [*****]. Such discussions may include the option of mechanisms to reduce pricing below [*****].

In case the Parties do not reach an agreement on modified prices and/or floors, the current mechanisms will stay in place until the end of the agreement.

Lead Time (PO): Delivery date by Repligen shall be [*****] from acceptance of PO with commercially reasonable efforts to deliver in [*****]

Remaining shelf life upon delivery:	[*****]

Level of Supplier’s Safety Stock

Throughout the Term, Repligen shall adjust the level of safety stock which is equal to at least [*****] of the aggregate of the amount of rPA actually purchased during the preceding two quarters plus the upcoming [*****] Forecast The location(s) of said safety stock shall be established by Repligen according to the terms in the Related Amendment, Amendment No. 3, dated January 1, 2016, Attachment C, B Recombinant Product

Shelf Life	[*****]

Lead Times for Safety Stock Replenishment: Repligen and GEHC undertake to agree to a plan to replenish safety stock within [*****] so long as GEHC has not purchased more than [*****] of the Waltham Site safety stock. If GEHC purchase

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

more than [*****] of the Waltham site safety stock, replacement time of safety stock shall be negotiated between the Parties and Repligen shall use [*****] to accommodate to any such proposal, within [*****].

C. PRODUCT

Product Name        rPL

GEHC Article Number: [*****]

Supplier Article Number:

Unit size:

At least [*****] rPL per bottle meaning that the content per bottle shall be [*****]. Each bottle shall be labeled with [*****] rPL. For remains achieved during filling the actual quantity in [*****] shall be stated on each bottle.

Price and [*****] Price Adjustment Procedure:

The actual price to be paid by GEHC for rPL in any subsequent calendar [*****] during the Term of the Amendment shall thus be calculated at the end of each actual [*****] in accordance with the below price ladder based on the [*****] lookback purchases of rPL from Waltham (WKg):

Price ladder	Price per gram
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

The price above are per [*****] and shall be set at the end of each [*****] based on the price in each of the price ladders for rPL that corresponds to the [*****] look-back purchases of rPL, based on the deliveries received from the Waltham site and accepted by GEHC. The price for rPL shall be set at on the [*****] and shall remain fixed for that [*****], in accordance with tiers:

Assume the [*****] look-back show [*****] between April 1 2016 and March 31st 2017, then the price for Q2 2017 shall be : [*****]

For amounts supplied in aggregate from Repligen beyond [*****], GEHC and Repligen shall negotiate in good faith and agree upon the mechanism for further price decreases.

Lead time (from PO): Delivery date by Repligen shall be [*****] from acceptance of PO with commercially reasonable efforts to deliver in [*****] but or on mutually agreed delivery date in accordance with Section 6(a) Attachment D (as amended).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Remaining shelf life upon delivery:	[*****]

Level of Supplier’s Safety Stock: [*****] of the previous Calendar Year’s purchase by GEHC.

Lead Times for Safety Stock Replenishment: Repligen and GEHC undertake to agree to a plan to replenish safety stock within [*****] so long as GEHC has not purchased more than [*****] of the Waltham Site safety stock. If GEHC purchase more than [*****] of the Waltham site safety stock, replacement time of safety stock shall be negotiated between the Parties and Repligen shall use [*****] to accommodate to any such proposal, within [*****].

Shelf life:	[*****]

D. General Price Terms

All Prices above are per [*****] and Prices for Recombinant Products shall be set at the beginning of each [*****] based upon the running [*****] prior consumption of each of the Recombinant Products based on the deliveries received from Repligen and accepted by GEHC. The Price for each of the Recombinant Products shall be set on the [*****] and shall remain fixed for that [*****].

By way of hypothetical examples for Zäta:

GEHC has purchased [*****] of Zäta from the Supplier over the course of [*****] between [*****] and [*****]. The price [*****] of [*****] and effective for all purchases made during that [*****] will be [*****] per [*****].

[*****]

GEHC has purchased [*****] of Zäta from the Supplier over the course of [*****] between [*****] and [*****].The price [*****] of [*****] and effective for all purchases made during that [*****] will be [*****] per [*****].

[*****]

GEHC has purchased [*****] of Zäta from the Supplier over the course of [*****] between [*****] and [*****]. The price [*****] of [*****] and effective for all purchases made during that [*****] will be [*****] per [*****].

[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

By way of hypothetical example for rPA:

GEHC has purchased [*****] of rPA from the Supplier over the course of the [*****] from [*****] and [*****]. The Actual Price [*****] of [*****] and effective for all purchases made during that [*****] will be [*****] per [*****].

[*****]

The prices agreed herein for all Products do not include the costs of transportation, packaging, shipping, or taxes (including VAT) for the Products and will be paid by GEHC. The costs of packaging will be charged to GEHC by Supplier directly and shall be clearly specified on the invoice.

Additional Charges. Unless otherwise agreed in this Agreement the Prices include all costs relating to the supply of the Products and GEHC shall not be obliged to reimburse the Supplier for any additional charges or any other costs relating to the supply of the Products that are not specified herein or otherwise agreed in writing by the Parties.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.

Revised Attachment D

Business Terms

Clause 14 of Attachment D is amended by replacing the product and prices with the following:

[*****]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Exchange Act - [*****] denotes omissions.